ROCHDALE INVESTMENT TRUST


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ROCHDALE MAGNA PORTFOLIO

ROCHDALE ALPHA PORTFOLIO

ROCHDALE ATLAS PORTFOLIO

ROCHDALE LARGE GROWTH PORTFOLIO

ROCHDALE LARGE VALUE PORTFOLIO

ROCHDALE MID/SMALL GROWTH PORTFOLIO

ROCHDALE MID/SMALL VALUE PORTFOLIO

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO




SEMI-ANNUAL REPORT

JUNE 30, 2001
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                           ROCHDALE INVESTMENT TRUST

August 14, 2001

Dear Fellow Shareholders:

We are pleased to report the three-month investment performance of the Rochdale Magna Portfolio ("Magna"), Rochdale Alpha Portfolio ("Alpha"), and the Rochdale Atlas Portfolio ("Atlas") for the three-month period ended June 30, 2001. In August 2001, the funds moved their fiscal year end to December 31, so June 30 is the first semi-annual reporting period.

ROCHDALE MAGNA PORTFOLIO

During the three months from March 31, 2001, through June 30, 2001, large-cap stocks as defined by the S&P 500 rose 5.85%, mostly due to technology stocks rebounding from the declines they experienced in the first quarter and the premature hope that technology companies were going to return to their growth rates of prior years. The Magna fund rose 4.03% during the same period.

The decline in technology company earnings reported during the quarter, though, reflects the reality that most large technology companies are likely to experience for the rest of this year. Fortune 500 companies have cut spending on most technology services and equipment as their own businesses experienced declining revenues due to an overall slowing economy in the U.S. as well as soft European and Asian export sales. The technology food chain is quite dry; after abundant spending for five years, most technology companies were unprepared for the extent of the reductions in corporate spending. However, there are many other industry groups that are not experiencing the same deep declines in revenues, and we expect sectors like financial services, consumer cyclicals, and consumer services to be the first to benefit from the recovery that we anticipate will begin in the latter part of 2001. We have positioned Magna with leading high quality companies in these three sectors.

ROCHDALE MAGNA PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2001
------------------------------------------------------
Company                              Percent of Assets
------------------------------------------------------
Tyco International Ltd                      3.9%
Citigroup Inc                               3.3%
Bank of America Corp                        3.2%
Federal National Mortgage Assn              3.0%
Comcast Corp                                3.0%
Providian Financial Corp                    2.9%
Tenet Healthcare Corp                       2.9%
General Dynamics Corp                       2.7%
TJX Companies Inc                           2.7%
Waste Management Inc                        2.7%

We believe technology companies are unlikely to see revenue growth sufficient to substantiate their current valuations until 2002, and so we remain underweighted in this sector. During the quarter, healthcare drug companies saw their stock prices decline due to high valuations and concerns from the political and regulatory environment. As a result, we have also reduced our weighting in pharmaceutical companies given concerns about regulatory pricing issues as well as slowing economies in Europe, which have an impact on most drug companies' earnings.

We have moved to an overweight position in the consumer-sensitive segments of the economy in anticipation of the economy bottoming during the second or third quarter of this year. We also believe the lower interest rates will benefit the financial service companies, and so we have increased our ownership of banks and financial service companies.

We believe we have the fund well positioned for the eventual recovery of the U.S. economy during the latter part of 2001 and into early 2002. We are cautiously optimistic that the consumer will continue to pull the economy out of its slowdown, and we are relying on the consumer to drive the returns in the Magna fund.

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                           ROCHDALE INVESTMENT TRUST

ROCHDALE ALPHA PORTFOLIO

Our goal for the Alpha fund is to discover small and medium-size companies that represent attractive investment opportunities for the long term. Through our research, we identify those companies in select industries that give us the potential to earn above-average returns relative to the mid- and small-cap universe. As a part of this process, we believe the Alpha fund will exhibit significant volatility during interim periods but, over the long term, has the potential to generate attractive returns.

During the three months from March 31, 2001, through June 30, 2001, the S&P MidCap index rose 13.16%, while the S&P SmallCap index rose 13.70%. During the same period, the Alpha fund rose 21.25%, which compares well to the universe index returns. The Alpha fund rose significantly due to the resurgence of technology companies. The returns are likely to be short lived, however, as we suspect technology stocks will again see softening periods before the real growth occurs in 2002.

During this period, investors favored mid- and small-cap stocks at the expense of larger companies. This reflects the belief that small and medium-size companies had more attractive valuations and better-perceived growth prospects. Alpha has focused its research efforts in selecting companies within the technology, healthcare, financial, and retail sectors. While we believe three of these sectors have positive trends in place, we view the trends in technology to be weak. We believe the other industries on which we have decided to focus are better positioned for the long term, since they exhibit the same characteristics we seek in quality companies with positive overall trends.

When selecting a company, we look for those companies with leading competitive positions, above average growth rates, strong management, and attractive valuations. We are optimistic in the near term for the healthcare, financial, and retail industries, and for the specific companies that we have selected within those industries, though we remain cautious about the technology sector for the rest of the year. We do not anticipate a meaningful recovery for revenues and earnings of technology companies during the second half of this year. We believe the first half of 2002 will see the beginning of improvement for leading technology companies to again demonstrate that they can grow their revenue and earnings at rates above that of the overall mid- and small-cap universe.

ROCHDALE ALPHA PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2001
-------------------------------------------------------
Company                               Percent of Assets
-------------------------------------------------------
Express Scripts Inc                         4.8%
Lands End Inc                               4.5%
Amsurg Corp                                 4.4%
Health Management Associates Inc            4.3%
Extreme Networks Inc                        4.1%
Metris Companies Inc                        4.1%
Biovail Corp                                4.1%
Alpha Industries Inc                        4.0%
Outback Steakhouse Inc                      3.7%
Medicis Pharmaceutical                      3.7%

ROCHDALE ATLAS PORTFOLIO

The Atlas fund experienced the woes that virtually all foreign stock markets did during the second quarter of 2001. At the beginning of the year, Japan and Asia were expected to be influenced adversely by the slowdown that had already been present in the U.S. There was hope, however, that Europe would avoid a substantial influence of the U.S. slowdown. As the first quarter ended, it became apparent that European economic conditions were being affected by the economic slowing of the U.S. Similarly, Japan and Asia, after actually showing signs of economic stability during the first quarter, also turned downward.

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                           ROCHDALE INVESTMENT TRUST

During the first quarter, we began to increase the cash position of Atlas, and we continued to build our cash during the second quarter as we turned cautious about both Europe and Asia. From the beginning of the year, Atlas was significantly underweight Japan, which has been positive since Japan has now entered into a recession and the Japanese stock market recently declined to a 17-year low. Our exposure to Europe during the first half of the year was overweighted, as we expected to benefit from European growth that did not materialize. We have subsequently reduced our exposure to all of Europe, reflecting our concerns about the economic outlook for the second half of the year. We added Mexico to our country selection in the first quarter, based on the expectations for a U.S.-lead recovery in which Mexico should benefit more directly and quickly than would European economies.

ROCHDALE ATLAS PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2001
-------------------------------------------------------
Company                               Percent of Assets
-------------------------------------------------------
iShares MSCI Japan Index                    5.5%
UBS AG                                      2.5%
iShares MSCI Germany Index                  2.4%
SAP Aktiengesellschaft                      2.3%
ABN Amro Holding NV                         2.3%
Novartis AG                                 1.9%
ING Groep NV                                1.8%
Erste Bank der Oesterreichische             1.8%
Bank of Ireland                             1.8%
Siemens AG                                  1.8%

The countries in which Atlas was invested at June 30, 2001, include:

                   Europe                             Americas          Asia
----------------------------------------------        --------         -------
*  Austria    *  Germany        *  Norway             * Brazil         * Japan
*  Belgium    *  Ireland        *  Spain              * Canada         * Korea
*  France     *  Netherlands    *  Switzerland        * Mexico

 The Atlas fund performance for the period of March 31, 2001, through June 30, 2001, was 1.96%, which compares favorably to the Dow Jones World Index (excluding the U.S.), which returned 2.00%, and the Morgan Stanley International Index, which declined 0.97%. We believe that most foreign markets are weak and/or weakening, and we remain cautious for the rest of this year. Accordingly, we are investing cautiously and preserving a healthy allocation of cash for Atlas at this time.

We are pleased with the performance of each of the funds compared to their respective benchmarks, particularly in light of continued market uncertainty.
While past performance is not indicative of future returns, we believe each portfolio is well positioned going forward to continue to capture the intended return and risk associated with its respective asset class benchmark.

Sincerely,
Carl Acebes
Garrett R. D'Alessandro, CFA
Portfolio Managers

4
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                           ROCHDALE INVESTMENT TRUST

August 14, 2001

Dear Fellow Shareholders:

We are pleased to report the semi-annual investment performance of the Rochdale Constellation Funds: the Large Growth Portfolio, the Large Value Portfolio, the Mid/Small Growth Portfolio, the Mid/Small Value Portfolio, and the Intermediate Fixed Income Portfolio for the six-month period ended June 30, 2001. Overall, the funds performed admirably relative to their size and style asset class targets.

The stock market continued to disappoint during the first half of 2001. Though many sectors, including technology and health care, posted gains during the second quarter, the rebound was not enough to offset substantial losses these leading sectors experienced during the first half of the year. During the first six months of this year, only consumer cyclical stocks rose, reflecting the early optimism that the economic recovery is within view. We are decidedly more optimistic now than we were at the beginning of the year on the overall economy. We have evidence that the bottom of the economic slowdown either occurred during the second quarter or will occur during the third quarter. The implications are positive for equities as we progress through the year and more supporting evidence accumulates that we are on the path of economy recovery. We believe declines of the first half of the year represent the lows for stocks during 2001.

In an effort to avoid unnecessary economic slowing, and to sustain confidence of consumers and business, the Federal Reserve lowered interest rates six times. These cuts will eventually stimulate growth, leading to better GDP growth, stability in business and consumer spending patterns, and more income growth for workers. The investment community has become increasingly focused on corporate profits as the best indicator of an economic turnaround. On this count, we are focusing our investment attention on two segments. The industry groups most likely to benefit initially from the expected recovery of the economy are financial companies and consumer cyclical companies.

Going forward, we expect the market to be operating in an environment of lower interest rates, reduced taxes, and lower energy prices, all of which should spur increased consumer spending before it moves business spending. The strategy for long-term investors remains focused on asset allocation, with appropriate levels of exposure to all major asset classes, and style-consistent, tax-efficient diversification within those asset classes. Quite unlike the past five years when growth investing was the focus, we are decidedly confident that a winning investment strategy will be to have both growth and value companies represented in your portfolio in an effective, style-consistent manner. Being invested in both types of companies will position you to benefit from what we believe will be a much more even economic and company participation during the next year.

As the table below indicates, with only the mid-cap and small-cap indices rising, most investors experienced declines during the first half of the year.

              BROAD MARKET INDEX PERFORMANCE THROUGH JUNE 30, 2001

Index                              1Q01              2Q01         Year-to-date
-----                              ----              ----         ------------
S&P 500                          -11.86%             5.85%           -6.70%
S&P MidCap 400                   -10.77%            13.16%            0.97%
S&P SmallCap 600                  -6.57%            13.70%            6.23%
Nasdaq Composite                 -25.51%            17.43%          -12.53%
Dow Jones World (ex US)          -13.87%             2.00%          -12.15%

In the equity markets, small and medium-size company stocks offered better valuations and better opportunity as investors were more confident that the economy was going to grow in the latter part of 2001.

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                           ROCHDALE INVESTMENT TRUST

ROCHDALE LARGE GROWTH PORTFOLIO

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as pharmaceuticals, computer software and hardware, financial services, and retail. Growth industries typically exhibit strong price momentum and high price-to-book values relative to their value stock peers. Hardest hit of all major indexes, the S&P 500/BARRA Growth dropped 11.0% during the six-months ended June 30, 2001. Our Large Growth Portfolio held its own and exceeded its benchmark for the six-months ended June 30, 2001, declining 9.7%.

Fueled by the continued fallout in technology, large-cap growth stocks continued to fare poorly during the first half of 2001. While most companies in the S&P 500 declined over the first half of 2001, the average technology company did much worse as corporate revenues began to slow and firms cut back on technology spending. The health care sector also performed worse than the overall large cap growth universe as the sustainability of earnings growth among health care giants, particularly those with expiring patents, was called into question. The declines in lagging sectors were somewhat offset by the modest retail spending of consumers in the wake of interest rate cuts that contributed to growth in the consumer cyclical and non-cyclical sectors. We remain cautious about technology companies and believe they will lag in performance versus other growth industries during the initial stages of the economic recovery.

LARGE GROWTH PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2001
-------------------------------------------------------
Company                               Percent of Assets
-------------------------------------------------------
General Electric Co                         7.9%
Microsoft Corp                              5.7%
Pfizer Inc                                  4.0%
Intel Corp                                  3.3%
Wal-Mart Stores                             3.3%
International Business Machines             2.8%
Merck & Co Inc                              2.7%
Cisco Systems Inc                           2.5%
Johnson & Johnson                           2.2%
Procter & Gamble Co                         2.2%

ROCHDALE LARGE VALUE PORTFOLIO

The Large Value Portfolio invests primarily in select large U.S. companies across value industries including banks and insurance, electronic equipment, energy, and utilities. Value industries are typically cyclical and exhibit less price momentum and lower price-to-book ratios than their growth counterparts. Our Large Value Portfolio fell 1.2% during the six-months ended June 30, 2001, which compares favorably to its benchmark, the S&P 500/BARRA Value index, which fell 2.4% during the same period.

Large-cap value stocks held steady in the first half of 2001. Consumer cyclicals, basic materials, and transportation were leading sectors as investors sought the stability of old-economy firms. Utilities fell throughout the period over supply concerns and the threat of increased regulation. Fuel prices remained high throughout the period, which contributed to the price strength of large energy company stocks. Specialty financials such as banks benefited as investors flocked to financials with more rate sensitivity as a way to play the Federal Reserve's interest rate cuts.

LARGE VALUE PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2001
-------------------------------------------------------
Company                               Percent of Assets
-------------------------------------------------------
Exxon Mobil Corp                            5.6%
American International Group                4.7%
Citigroup Inc                               3.9%
AOL Time Warner Inc                         3.5%
Royal Dutch Petroleum Co                    2.6%
Verizon Communications                      2.2%
Bank of America Corp                        1.9%
Bellsouth Corp                              1.7%
Wells Fargo & Co                            1.6%
Morgan Stanley & Co                         1.6%

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                           ROCHDALE INVESTMENT TRUST

ROCHDALE MID/SMALL GROWTH PORTFOLIO

The Rochdale Mid/Small Growth Portfolio invests primarily in small and medium-size U.S. companies across growth industries such as biotechnology, pharmaceuticals, semiconductors, and information services. During the six-months ended June 30, 2001, the Mid/Small Growth Portfolio outperformed its benchmark, falling 3.2%, while the blend of the S&P MidCap 400 and S&P SmallCap 600/Barra Growth Indices fell 4.0%.

Mid- and small-cap growth stocks were flat to down in the first half of 2001. Technology companies reported very negative revenue and earnings for both the first and second quarters, and their stocks declined accordingly. Despite lower interest rates, business expenditures for technology are not going to be rising this year. Prices of biotech stocks also suffered, reflecting general concerns about drug approvals and a changing political landscape. Despite the declines, there are several fine companies attractively valued to justify investors remaining committed to this segment of equities. In fact, we believe that over the next year, there is great potential for above-average returns relative to the rest of the equity segments.

MID/SMALL GROWTH PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2001
-------------------------------------------------------
Company                               Percent of Assets
-------------------------------------------------------
Genzyme Corp.                               2.1%
IDEC Pharmaceuticals Com                    1.5%
SunGard Data Systems, Inc                   1.5%
CDW Computer Centers Inc                    1.4%
Galileo International Inc                   1.3%
Gilead Sciences Inc                         1.3%
Ivax Corporation                            1.3%
Millennium Pharmaceuticals Inc              1.2%
Hillenbrand Industries Inc                  1.2%
Quest Diagnostics Inc Com                   1.2%

ROCHDALE MID/SMALL VALUE PORTFOLIO

The Rochdale Mid/Small Value Portfolio invests primarily in small and medium-size U.S. companies across value industries including electronic equipment, utilities, banks and insurance, and chemicals. During the six months ended June 30, 2001, mid- and small-cap value stocks were the only positively returning Barra indices for the period. Rochdale's Mid/Small Value Portfolio reflected this upward trend and gained 6.1%, while its benchmark, a blend of the S&P MidCap 400 and S&P SmallCap 600/Barra Value Indices, returned 8.8%.

The aversion to technology and healthcare companies lead investors towards value companies. Mid- and small-cap value stocks performed well during the period due to an improved retail environment, sparked by interest rate cuts that resulted in consumer spending in both consumer cyclicals and staples. The fund also benefited from exposure to small banks and thrifts, which posted gains in the first half of 2001. These institutions benefited from lower interest rates.

MID/SMALL VALUE PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2001
-------------------------------------------------------
Company                               Percent of Assets
-------------------------------------------------------
American Water Works                        1.5%
Teco Energy Inc                             1.4%
Allmerica Financial Corp Com                1.3%
Scana Corp                                  1.3%
A.G. Edwards Inc Com                        1.3%
Greenpoint Financial Corp                   1.2%
Old Republic International Corp             1.2%
Footstar Inc Com                            1.2%
Toll Brothers Inc Com                       1.2%
Valspar Corp                                1.2%

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                           ROCHDALE INVESTMENT TRUST

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

The Rochdale Intermediate Fixed Income Portfolio seeks to earn a total return comparable to that of a universe of investment-grade U.S. government, agency, and corporate bonds maturing in ten years or less. During the six-months ended June 30, 2001, the Intermediate Fixed Income Portfolio gained a solid 5.6%. This compares favorably to the Lehman Intermediate Index, which turned in 4.1% for the same period.

For the most part, U.S. fixed income performed well relative to other asset classes because investors continued to turn to bonds as a safer alternative to stock market. The short-term interest rate cuts by the Federal Reserve resulted in a steepening of the yield curve that proved beneficial for the fund's intermediate term structure. The fund benefited from holding high-quality corporate issues as compared to government bonds since the improved economic outlook reduced concerns about potential defaults.

INTERMEDIATE FIXED INCOME PORTFOLIO:
TOP TEN HOLDINGS AS OF JUNE 30, 2001
-------------------------------------------------------
Company                               Percent of Assets
-------------------------------------------------------
Wal-Mart Stores                             4.3%
US Cellular Corp                            3.9%
Arrow Electronics Inc                       3.5%
Countrywide Home Loan                       3.4%
Goldman Sachs Group Inc                     3.2%
Federal Home Loan Bank                      3.2%
Ford Motor Credit Corp                      2.7%
Wisconsin Natural Gas                       2.6%
Morgan Stanley Dean Witter                  2.6%
General Electric Cap Core                   2.6%

We are pleased with the performance of each of the portfolios compared to their respective benchmarks, particularly in light of continued market uncertainty.
Our active disciplined research methodology is demonstrating its ability to combine the benefits of diversified asset class exposure and managed risk with the strengths of stock selection.

The funds are designed to provide the long-term returns and risk characteristics of each asset class, while reducing the turnover, management fees, and style inconsistency normally associated with other managers who attempt undertake greater activity. We have constructed each portfolio to provide the appropriate asset class exposure and style consistency necessary for effective implementation of a long-term asset allocation strategy.

While past performance is not indicative of future returns, we believe each portfolio is well positioned going forward to continue to capture the intended return and risk associated with its respective asset class benchmark.

Sincerely,
Carl Acebes
Garrett R. D'Alessandro, CFA
Portfolio Managers

8
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                            ROCHDALE MAGNA PORTFOLIO

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.0%
CONSUMER CYCLICALS: 13.4%
    6,100        Centex Corp.                                       $   248,575
    6,767        Federated Department Stores*                           287,597
    5,000        Liz Claiborne, Inc.                                    252,250
   18,000        Mattel, Inc.                                           340,560
   11,150        TJX Companies, Inc.                                    355,351
    6,000        Wal-Mart Stores, Inc.                                  292,800
                                                                    -----------
                                                                      1,777,133
                                                                    -----------
CONSUMER NON CYCLICALS: 16.3%
    6,000        Abbott Laboratories                                    288,060
    5,210        Bristol-Myers Squibb Co.                               272,483
    4,450        Convergys Corp.*                                       134,612
    4,210        Merck & Co., Inc.                                      269,061
    1,400        PepsiCo, Inc.                                           61,880
    7,300        Pfizer, Inc.                                           292,365
    4,123        Procter & Gamble Co.                                   263,047
    2,246        Quaker Oats Co.                                        204,947
    7,500        Tenet Healthcare Corp.*                                386,925
                                                                    -----------
                                                                      2,173,380
                                                                    -----------
ENERGY: 9.5%
    4,600        Devon Energy Corp.                                     241,500
    4,300        Enron Corp.                                            210,700
    6,880        EOG Resources, Inc.                                    244,584
    3,700        Exxon Mobil Corp.                                      323,195
    8,250        USX-Marathon Group                                     243,457
                                                                    -----------
                                                                      1,263,436
                                                                    -----------
FINANCIAL SERVICES: 23.3%
    4,040        American International Group, Inc.                     347,440
    7,170        Bank Of America Corp.                                  430,415
    2,550        Cigna Corp.                                            244,341
    8,420        Citigroup, Inc.                                        444,913
    4,700        Fannie Mae                                             400,205
    4,300        Fifth Third Bancorp.                                   258,215
    7,698        FleetBoston Financial Corp.                            303,686
    6,608        Providian Financial Corp.                              391,194
    3,850        USA Education, Inc.                                    281,050
                                                                    -----------
                                                                      3,101,459
                                                                    -----------

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                            ROCHDALE MAGNA PORTFOLIO

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED), CONTINUED
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
INDUSTRIALS: 16.1%
    6,604        Dover Corp.                                        $   248,641
    4,650        General Dynamics Corp.                                 361,817
    9,242        Honeywell International, Inc.                          323,378
    9,562        Tyco International Ltd.                                521,129
    5,750        United Parcel Service                                  332,350
   11,500        Waste Management, Inc.                                 354,430
                                                                    -----------
                                                                      2,141,745
                                                                    -----------
TECHNOLOGY: 10.1%
    5,700        Adobe Systems, Inc.                                    267,900
    4,451        EMC Corp.*                                             129,302
    5,100        First Data Corp.                                       327,675
    9,300        Intel Corp.                                            272,025
    3,050        Linear Technology Corp.                                134,871
    1,950        Siebel Systems, Inc.*                                   91,455
    1,800        Veritas Software Corp.*                                119,754
                                                                    -----------
                                                                      1,342,982
                                                                    -----------
TELECOMMUNICATIONS: 10.3%
    5,467        AOL Time Warner, Inc.*                                 289,751
   10,286        AT&T Wireless Group*                                   168,176
    9,200        Comcast Corp. - Special Class A*                       399,280
    7,900        Qwest Communications International, Inc.*              251,773
    4,000        The McGraw-Hill Companies, Inc.                        264,600
                                                                    -----------
                                                                      1,373,580
                                                                    -----------
TOTAL COMMON STOCKS
   (cost $13,197,398)                                                13,173,715
                                                                    -----------

Principal
 Amount
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT: 1.2%
 $156,561        Union Bank of California Money Market Fund             156,561
                                                                    -----------

TOTAL SHORT-TERM INVESTMENT
   (cost $156,561)                                                      156,561
                                                                    -----------


TOTAL INVESTMENTS
   (cost $13,353,959+), 100.2%                                       13,330,276
Liabilities in excess of Other Assets: (0.2)%                           (20,889)
                                                                    -----------
NET ASSETS, 100.0%                                                  $13,309,387
                                                                    ===========

                            ROCHDALE MAGNA PORTFOLIO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*    Non-income producing security.

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $ 1,061,964
     Gross unrealized depreciation                                   (1,085,647)
                                                                    -----------
     Net unrealized depreciation                                      $ (23,683)
                                                                    ===========

See accompanying Notes to Financial Statements.

                            ROCHDALE ALPHA PORTFOLIO

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS: 99.5%
CONSUMER CYCLICALS: 11.3%
   25,000        Intimate Brands, Inc.                              $   376,750
   13,400        Lands' End, Inc.                                       538,010
   15,530        Outback Steakhouse, Inc.*                              447,264
                                                                    -----------
                                                                      1,362,024
                                                                    -----------
CONSUMER NON CYCLICALS: 31.2%
   17,800        Amsurg Corp. - Class A*                                525,990
   11,270        Biovail Corp.*                                         490,245
   11,476        Convergys Corp.*                                       347,149
   10,600        Express Scripts, Inc. - Class A*                       583,318
   24,600        Health Management Associates, Inc. - Class A*          517,584
   32,000        Hooper Holmes, Inc.                                    328,000
    8,420        Medicis Pharmaceutical Corp. - Class A*                446,260
   10,600        Nova Corp.*                                            333,370
    3,800        RehabCare Group, Inc.*                                 183,160
                                                                    -----------
                                                                      3,755,076
                                                                    -----------
ENERGY: 3.4%
    7,800        Devon Energy Corp.                                     409,500
                                                                    -----------
FINANCIALS: 13.5%
   21,000        DVI, Inc.*                                             369,600
   14,565        Metris Companies, Inc.                                 490,986
   14,900        Washington Real Estate Investment Trust                352,236
    7,110        Zions Bancorporation                                   419,490
                                                                    -----------
                                                                      1,632,312
                                                                    -----------
INDUSTRIALS: 8.8%
   10,300        Jabil Circuit, Inc.*                                   317,858
    4,130        L-3 Communications Holdings, Inc.*                     315,119
    6,400        Sanmina Corp.*                                         149,824
   17,160        Vicor Corp.*                                           279,708
                                                                    -----------
                                                                      1,062,509
                                                                    -----------
TECHNOLOGY: 13.2%
   16,500        Alpha Industries, Inc.*                                487,575
   15,900        Dendrite International, Inc.*                          119,250
   75,000        Infocure Corp.*                                        178,500
   29,100        Kopin Corp.*                                           353,274
   18,750        PracticeWorks, Inc.*                                   155,625
   10,660        Rational Software Corp.*                               299,013
                                                                    -----------
                                                                      1,593,237
                                                                    -----------

                            ROCHDALE ALPHA PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS: 18.1%
   19,200        BroadVision, Inc.*                                 $    96,000
    5,550        Check Point Software Technologies*                     280,663
    8,700        Cox Communications, Inc.*                              385,410
    9,860        Exodus Communications, Inc.*                            20,312
   16,800        Extreme Networks, Inc.*                                495,600
   15,340        Pegasus Communications Corp.*                          345,150
   10,855        Qwest Communications International, Inc.*              345,949
   10,150        WebMethods, Inc.*                                      214,977
                                                                    -----------
                                                                      2,184,061
                                                                    -----------
TOTAL COMMON STOCKS
   (cost $12,135,734)                                                11,998,719
                                                                    -----------

Principal
 Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 2.1%
 $250,185        Union Bank of California Money Market Fund             250,185
                                                                    -----------

TOTAL SHORT-TERM INVESTMENT
   (cost $250,185)                                                      250,185
                                                                    -----------

TOTAL INVESTMENTS
   (cost $12,385,919+),  101.6%                                      12,248,904
Liabilities in excess of Other Assets: (1.6)%                          (192,327)
                                                                    -----------
NET ASSETS, 100.0%                                                  $12,056,577
                                                                    ===========

*    Non-income producing security.

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $ 1,792,094
     Gross unrealized depreciation                                   (1,929,109)
                                                                    -----------
     Net unrealized depreciation                                    $  (137,015)
                                                                    ===========

See accompanying Notes to Financial Statements.

                            ROCHDALE ATLAS PORTFOLIO

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCK: 90.2%
AUSTRIA: 4.7%
   22,200    Erste Bank der Oesterreichischen Sparkassen AG*        $ 1,105,825
   28,000    Flughafen Wien AG                                          906,672
   50,200    Wienerberger AG                                            849,952
                                                                    -----------
TOTAL FOR AUSTRIA                                                     2,862,449
                                                                    -----------
BRAZIL: 5.8%
   20,550    Aracruz Celulose SA - Spon. ADR                            384,285
    6,000    Companhia de Bebidas PR ADR                                139,200
   15,000    Companhia Energetica de Minas Gerais SA - Spon. ADR        174,225
   40,850    Petroleo Brasileiro SA                                     955,890
   20,000    Petroleo Brasileiro SA ADR                                 522,000
   12,528    Telecomunicacoes Brasileiras SA - Spon. ADR Pfd Block      593,702
   31,078    Unibanco - Brasileiros SA GDR                              792,489
                                                                    -----------
TOTAL FOR BRAZIL                                                      3,561,791
                                                                    -----------
BELGIUM: 6.4%
   34,166    Fortis B                                                   824,327
   18,500    Groupe Bruxelles Lambert SA                              1,036,789
   23,601    KBC Bancassurance Holding NPV                              839,152
    8,600    Nationale A Portefeuille                                   861,279
    2,300    Tractebel                                                  313,873
                                                                    -----------
TOTAL FOR BELGIUM                                                     3,875,420
                                                                    -----------
CANADA: 8.6%
  15,200     Abitibi-Consolidated, Inc.                                 115,886
  18,400     Alberta Energy Co., Ltd.                                   761,392
  28,000     BCE, Inc.                                                  751,800
  21,000     Biovail Corp.*                                             917,910
  20,600     Canadian Pacific, Ltd.                                     796,190
  25,200     Domtar, Inc.                                               234,108
  48,000     Rogers Communications, Inc. - Class B ADR*                 724,320
  35,000     Toronto-Dominion Bank                                      898,450
                                                                    -----------
TOTAL FOR CANADA                                                      5,200,056
                                                                    -----------

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
FRANCE: 7.1%
   11,400    BNP Paribas SA                                         $   992,108
   10,500    Club Mediterranee SA                                       579,115
   50,000    Havas Advertising SA ADR*                                  544,000
   16,000    Thomson Multimedia*                                        514,712
    2,106    Total Fina Elf SA - Strip*                                      18
   13,000    Total Fina SA - Spon. ADR                                  912,470
   13,000    Vivendi Universal - Spon. ADR                              751,400
                                                                    -----------
TOTAL FOR FRANCE                                                      4,293,823
                                                                    -----------
GERMANY: 9.6%
   18,000    Dresdner Bank AG                                           822,100
   87,100    iShares MSCI Germany Index                               1,445,860
   40,600    SAP AG - Spon. ADR                                       1,428,714
   17,610    Siemens AG                                               1,080,832
   21,700    Volkswagen AG*                                           1,019,562
                                                                    -----------
TOTAL FOR GERMANY                                                     5,797,068
                                                                    -----------
IRELAND: 3.0%
  111,457    Bank of Ireland, PLC                                     1,103,958
    9,984    Elan Corp. PLC*                                            617,004
    1,574    Elan Corp. PLC - Spon. ADR*                                 98,170
                                                                    -----------
TOTAL FOR IRELAND                                                     1,819,132
                                                                    -----------
JAPAN: 8.7%
  325,100    iShares MSCI Japan Index                                 3,325,773
   75,800    Japan OTC Equity Fund                                      519,230
   31,000    Justco Co., Ltd.                                           683,534
    3,900    Sony Corp. - Spon. ADR                                     256,542
    5,000    Takeda Chemical Industries, Ltd.                           232,522
    4,600    Toyota Motor Corp. - Spon. ADR                             324,162
                                                                    -----------
TOTAL FOR JAPAN                                                       5,341,763
                                                                    -----------
MEXICO: 6.8%
   31,415    Cemex SA - Spon. ADR                                       834,929
  228,500    Grupo Financiero Banamex Accival SA de CV                  589,657
   28,500    Telefonos de Mexico SA - Spon. ADR                         999,780
  125,000    TV Azteca SA - Spon. ADR                                   805,000
  324,000    Walmart De Mexico - SER V                                  877,103
                                                                    -----------
TOTAL FOR MEXICO                                                      4,106,469
                                                                    -----------

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
NETHERLANDS: 5.6%
   73,667    ABN AMRO Holding NV - Spon. ADR                        $ 1,393,050
   17,000    ING Groep NV - Spon. ADR                                 1,120,300
   35,000    Koninklijke Philips Electronics NV                         923,650
                                                                    -----------
TOTAL FOR NETHERLANDS                                                 3,437,000
                                                                    -----------
NORWAY: 8.3%
   18,500    Bergesen DY ASA                                            336,886
  218,535    DNB Holding ASA                                            948,066
  156,000    Nera ASA                                                   471,234
   18,200    Norsk Hydro ASA                                            771,046
   20,769    Norsk Hydro ASA - Spon. ADR                                882,683
   58,500    Orkla ASA                                                1,059,022
   79,470    Storebrand ASA                                             566,092
                                                                    -----------
TOTAL FOR NORWAY                                                      5,035,029
                                                                    -----------
REPUBLIC OF KOREA: 4.2%
   41,300    Korea Fund, Inc.*                                          432,411
    2,300    Samsung Electronics                                        339,590
   12,870    Samsung Electronics - Spon. GDR                            405,405
   14,500    Samsung SDI Co., Ltd.                                      699,136
   37,909    SK Telecommunications, Ltd.                                642,558
                                                                    -----------
TOTAL FOR REPUBLIC OF KOREA                                           2,519,100
                                                                    -----------
SPAIN: 1.5%
   25,235    Telefonica SA - Spon. ADR*                                 940,761
                                                                    -----------
TOTAL FOR SPAIN                                                         940,761
                                                                    -----------
SWITZERLAND: 9.9%
   50,800    ABB, Ltd.                                                  768,774
      300    Compagnie Financiere Richemont AG                          767,795
    2,200    Nestle SA                                                  467,576
   32,000    Novartis AG - ADR                                        1,156,480
   27,000    Serono SA - ADR*                                           675,000
      500    Serono SA - B                                              496,007
   10,400    UBS AG                                                   1,489,968
      650    Zurich Financial Services AG                               221,687
                                                                    -----------
TOTAL FOR SWITZERLAND                                                 6,043,287
                                                                    -----------
TOTAL COMMON STOCKS
   (cost $62,330,766)                                                54,833,148
                                                                    -----------

                            ROCHDALE ATLAS PORTFOLIO

--------------------------------------------------------------------------------
Principal
 Amount
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS: 9.7%
$5,924,333   Highmark Diversified Money Market Fund                 $ 5,924,333
                                                                    -----------
TOTAL SHORT-TERM INVESTMENT
   (cost $5,924,333)                                                  5,924,333
                                                                    -----------
TOTAL INVESTMENTS
   (cost $68,255,099+), 99.9%                                        60,757,481
Other Assets less Liabilities: 0.1%                                      30,955
                                                                    -----------
NET ASSETS, 100.0%                                                  $60,788,435
                                                                    ===========

*    Non income-producing security.
ADR- American Depositary Receipt.
GDR- Global Depositary Receipt.

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                 $  2,742,382
     Gross unrealized depreciation                                  (10,240,001)
                                                                   ------------
     Net unrealized depreciation                                   $ (7,497,619)
                                                                   ============


Sector                                                              Percentage
------                                                              ----------
Basic Materials                                                         1.2%
Consumer Cyclicals                                                      8.3%
Consumer Non Cyclicals                                                  9.6%
Energy                                                                  6.9%
Financial Services                                                     33.4%
Industrials                                                            15.8%
Technology                                                              2.3%
Telecommunications                                                     11.9%
Utilities                                                               0.8%
Others                                                                  9.8%
                                                                      -----
                                                                      100.0%
                                                                      =====

See accompanying Notes to Financial Statements.

                         ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS: 97.9%
CONSUMER CYCLICALS: 9.3%
      324        Bed, Bath & Beyond, Inc.*                          $     9,720
      192        Best Buy Co., Inc.*                                     12,196
      600        Cintas Corp.                                            27,750
      600        Harley-Davidson, Inc.                                   28,248
      250        Kohl's Corp.*                                           15,683
      400        Lowe's Companies, Inc.                                  29,020
    2,100        RadioShack Corp.                                        64,050
      900        Starbucks Corp.*                                        20,700
    1,933        The Gap, Inc.                                           56,057
    2,095        The Home Depot, Inc.                                    97,522
      300        Tricon Global Restaurants, Inc.*                        13,170
      300        US Airways Group, Inc.*                                  7,290
    4,805        Wal-Mart Stores, Inc.                                  234,484
    1,525        Walgreen Co.                                            52,079
                                                                    -----------
                                                                        667,969
                                                                    -----------
CONSUMER NON CYCLICALS: 39.5%
    1,410        Abbott Laboratories                                     67,694
      403        Allergan, Inc.                                          34,456
    1,500        American Home Products Corp.                            87,660
    1,201        Amgen, Inc.*                                            72,877
    1,290        Anheuser-Busch Companies, Inc.                          53,148
    1,089        Avery Dennison Corp.                                    55,593
      300        Avon Products, Inc.                                     13,884
      850        Baxter International, Inc.                              41,650
      443        Biogen, Inc.*                                           24,081
      700        Biomet, Inc.                                            33,642
    2,874        Bristol-Myers Squibb Co.                               150,310
      700        Campbell Soup Co.                                       18,025
      550        Cardinal Health, Inc.                                   37,950
    2,925        Coca-Cola Co.                                          131,625
      737        Colgate-Palmolive Co.                                   43,476
      800        Convergys Corp.*                                        24,200
    1,000        Deluxe Corp.                                            28,900
    1,404        Eli Lilly and Co.                                      103,896
      300        Forest Laboratories, Inc.*                              21,300
    1,115        General Mills, Inc.                                     48,815
      630        Guidant Corp.*                                          22,680
      800        H.J. Heinz Co.                                          32,712
      900        HCA, Inc.                                               40,671
      450        Hershey Foods Corp.                                     27,769
      800        International Flavors & Fragrances, Inc.                20,104
    3,204        Johnson & Johnson                                      160,200
    1,125        Kellogg Co.                                             32,625

                         ROCHDALE LARGE GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS, CONTINUED
      900        Kimberly-Clark Corp.                               $    50,310
      425        King Pharmaceuticals, Inc.*                             22,844
    1,500        MedImmune, Inc.*                                        70,800
    1,830        Medtronic, Inc.                                         84,198
    3,039        Merck & Co., Inc.                                      194,222
      450        Moody's Corp.                                           15,075
    1,329        Paychex, Inc.                                           53,160
    1,436        PepsiCo, Inc.                                           63,471
    7,164        Pfizer, Inc.                                           286,918
    1,000        Pharmacia Corp.                                         45,950
    2,450        Procter & Gamble Co.                                   156,310
      100        Ralston Purina Co.                                       3,002
      886        Sara Lee Corp.                                          16,781
    2,139        Schering-Plough Corp.                                   77,517
      300        Stryker Corp.                                           16,455
    1,268        Sysco Corp.                                             34,426
    1,785        The Gillette Co.                                        51,747
    1,400        The Kroger Co.                                          35,000
      194        Quaker Oats Co.                                         17,702
    1,400        Tupperware Corp.                                        32,802
      700        Unilever NV - ADR                                       41,699
      550        Wrigley (WM.) Jr. Co.                                   25,768
                                                                    -----------
                                                                      2,826,100
                                                                    -----------
FINANCIAL SERVICES: 6.9%
    1,750        American Express Co.                                    67,900
    2,000        Bank of New York Co., Inc.                              96,000
      400        Capital One Financial Corp.                             24,000
      500        Fifth Third Bancorp.                                    30,025
      780        Marsh & McLennan Companies, Inc.                        78,780
      800        Northern Trust Corp.                                    50,000
      700        Providian Financial Corp.                               41,440
    1,200        State Street Corp.                                      59,388
    2,248        The Charles Schwab Corp.                                34,394
      200        USA Education, Inc.                                     14,600
                                                                    -----------
                                                                        496,527
                                                                    -----------
INDUSTRIALS: 10.8%
      410        Applied Biosystems Group                                10,968
   11,603        General Electric Co.                                   565,646
      249        Millipore Corp.                                         15,433
      500        Minnesota Mining & Manufacturing Co.                    57,050
    1,700        Tyco International Ltd.                                 92,650
      400        United Technologies Corp.                               29,304
                                                                    -----------
                                                                        771,051
                                                                    -----------

                         ROCHDALE LARGE GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
TECHNOLOGY: 23.3%
    1,168        Adobe Systems, Inc.                                $    54,896
    1,472        Altera Corp.*                                           42,688
      900        Analog Devices, Inc.*                                   38,925
      500        Applied Materials, Inc.*                                24,550
      840        Automatic Data Processing, Inc.                         41,748
      250        Citrix Systems, Inc.*                                    8,725
    1,909        Dell Computer Corp.*                                    49,539
      500        Electronic Data Systems Corp.                           31,250
    2,645        EMC Corp.*                                              76,837
      400        First Data Corp.                                        25,700
      650        Fiserv, Inc.*                                           41,587
      100        IMS Health, Inc.                                         2,850
    8,188        Intel Corp.                                            239,499
    1,786        International Business Machines Corp. (IBM)            201,818
      400        KLA-Tencor Corp.*                                       23,388
      541        Linear Technology Corp.                                 23,923
      450        Maxim Integrated Products, Inc.*                        19,895
      550        Mercury Interactive Corp.*                              32,945
    5,577        Microsoft Corp.*                                       404,890
    5,754        Oracle Corp.*                                          109,326
      300        PeopleSoft, Inc.*                                       14,769
      200        QLogic Corp.*                                           12,890
      803        Siebel Systems, Inc.*                                   37,661
    4,795        Sun Microsystems, Inc.*                                 75,377
      350        Veritas Software Corp.*                                 23,286
      163        Xilinx, Inc.*                                            6,722
                                                                    -----------
                                                                      1,665,684
                                                                    -----------
TELECOMMUNICATIONS: 7.5%
    9,714        Cisco Systems, Inc.*                                   176,795
      198        Comverse Technology, Inc.*                              11,409
      500        Dow Jones & Co., Inc.                                   29,855
      880        Interpublic Group of Companies, Inc.                    25,828
      466        Network Appliance, Inc.*                                 6,384
    1,125        Nextel Communications, Inc.*                            19,688
      159        Omnicom Group, Inc.                                     13,674
      750        Qualcomm, Inc.*                                         43,860
    2,000        SBC Communications, Inc.                                80,120
      300        Scientific-Atlanta, Inc.                                12,180
    1,980        Sprint Corp. (PCS Group)*                               47,817
    1,760        Tellabs, Inc.*                                          33,933
      300        Univision Communications, Inc.*                         12,834
    1,050        Yahoo!, Inc.*                                           20,990
                                                                    -----------
                                                                        535,367
                                                                    -----------

                         ROCHDALE LARGE GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
UTILITIES: 0.6%
    1,200        Calpine Corp.*                                     $    45,360
                                                                    -----------
TOTAL COMMON STOCKS
   (cost $7,692,977)                                                  7,008,058
                                                                    -----------
TOTAL INVESTMENTS
   (cost $7,692,977+),  97.9%                                         7,008,058
Other Assets less Liabilities: 2.1%                                     149,911
                                                                    -----------
NET ASSETS, 100.0%                                                  $ 7,157,969
                                                                    ===========

*    Non-income producing security.

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $   220,010
     Gross unrealized depreciation                                     (904,929)
                                                                    -----------
     Net unrealized depreciation                                    $  (684,919)
                                                                    ===========

See accompanying Notes to Financial Statements.

                         ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS: 98.6%
BASIC MATERIALS: 4.2%
    1,500        Alcoa, Inc.                                        $    59,100
    1,100        E. I. du Pont de Nemours and Co.                        53,064
      900        International Paper Co.                                 32,130
      400        PPG Industries, Inc.                                    21,028
    1,400        The Dow Chemical Co.                                    46,550
    1,000        USX - U. S. Steel Group                                 20,150
    1,500        Westvaco Corp.                                          36,435
                                                                    -----------
                                                                        268,457
                                                                    -----------
CONSUMER CYCLICALS: 6.9%
      500        Autozone, Inc.*                                         18,750
      920        Carnival Corp. - Class A                                28,244
      300        Circuit City Stores, Inc.                                5,400
      500        Cooper Tire & Rubber Co.                                 7,100
      650        Costco Wholesale Corp.*                                 26,702
      945        Delphi Automotive Systems Corp.                         15,054
      350        Delta Air Lines, Inc.                                   15,428
    1,147        Federated Department Stores*                            48,747
    1,971        Ford Motor Co.                                          48,388
      800        Limited, Inc.                                           13,216
    1,522        McDonald's Corp.                                        41,185
    1,000        Newell Rubbermaid, Inc.                                 25,100
    1,000        Pulte Corp.                                             42,630
      521        Sears, Roebuck & Co.                                    22,044
    1,050        Southwest Airlines Co.                                  19,414
    1,100        The Goodyear Tire & Rubber Co.                          30,800
      600        Toys R US, Inc.*                                        14,850
    1,281        Visteon Corp.                                           23,545
                                                                    -----------
                                                                        446,597
                                                                    -----------
CONSUMER NON CYCLICALS: 2.7%
    1,000        Aetna, Inc.*                                            25,870
    1,605        Albertson's, Inc.                                       48,134
    1,200        Archer-Daniels-Midland Co.                              15,600
      520        McKesson HBOC, Inc.                                     19,302
      486        Safeway, Inc.*                                          23,328
      400        Tenet Healthcare Corp.*                                 20,636
      200        Wellpoint Health Networks, Inc.*                        18,848
                                                                    -----------
                                                                        171,718
                                                                    -----------

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
ENERGY: 14.4%
       395        Amerada Hess Corp.                                $    31,916
       375        Anadarko Petroleum Corp.                               20,261
       400        Apache Corp.                                           20,300
       891        Chevron Corp.                                          80,635
       650        Dynegy, Inc. - Class A                                 30,225
       400        El Paso Corp.                                          21,016
     1,107        Enron Corp.                                            54,243
     4,102        Exxon Mobil Corp.                                     358,310
       552        Phillips Petroleum Co.                                 31,464
     2,827        Royal Dutch Petroleum Co. ADR                         164,729
       700        Schlumberger Ltd.                                      36,855
       610        Texaco, Inc.                                           40,626
     1,000        The Williams Companies, Inc.                           32,950
                                                                    -----------
                                                                        923,530
                                                                    -----------
FINANCIAL SERVICES: 28.5%
    3,588        American International Group, Inc.                     308,568
    2,089        Bank of America Corp.                                  125,403
    1,850        Bank One Corp.                                          66,230
      500        Cigna Corp.                                             47,910
    4,808        Citigroup, Inc.                                        254,055
      993        Federal Home Loan Mortgage Corp.                        69,510
    1,445        First Union Corp.                                       50,488
    1,732        FleetBoston Financial Corp.                             68,327
      500        Golden West Financial Corp.                             32,120
      550        Household International, Inc.                           36,685
    2,164        JP Morgan Chase & Co.                                   96,514
      600        KeyCorp.                                                15,630
      594        Loews Corp.                                             38,271
    1,200        MBNA Corp.                                              39,540
    1,126        Merrill Lynch & Co.                                     66,716
    1,225        Metlife, Inc.                                           37,951
    1,555        Morgan Stanley Dean Witter & Co.                        99,878
    1,306        National City Corp.                                     40,199
      979        The Allstate Corp.                                      43,066
      600        The Chubb Corp.                                         46,458
    2,450        US Bancorp                                              55,836
      400        Wachovia Corp.                                          28,460
    1,704        Washington Mutual, Inc.                                 63,985
    2,229        Wells Fargo & Co.                                      103,492
                                                                    -----------
                                                                      1,835,292
                                                                    -----------

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
INDUSTRIALS: 11.1%
    1,600        Agilent Technologies, Inc.*                        $    52,000
    3,100        American Power Conversion*                              48,825
      653        Boeing Co.                                              36,307
      640        Burlington Northern Santa Fe Corp.                      19,309
    1,015        Caterpillar, Inc.                                       50,801
      400        Deere & Co.                                             15,140
      800        Dover Corp.                                             30,120
      509        Emerson Electric Co.                                    30,794
      900        FedEx Corp.*                                            36,180
    1,105        Honeywell International, Inc.                           38,664
      364        Illinois Tool Works, Inc.                               23,041
      342        Ingersoll-Rand Co.                                      14,090
      300        Lockheed Martin Corp.                                   11,115
      800        Molex, Inc.                                             29,224
      200        Northrop Grumman Corp.                                  16,020
    1,000        PerkinElmer, Inc.                                       27,530
    2,000        Power-One, Inc.*                                        33,280
      527        Raytheon Co.                                            13,992
      414        Rockwell International Corp.                            15,782
      820        Sanmina Corp.*                                          19,196
    2,100        Solectron Corp.*                                        38,430
    2,300        Symbol Technologies, Inc.                               51,060
      500        Textron, Inc.                                           27,520
      600        Waste Management, Inc.                                  18,492
    1,300        Worthington Industries, Inc.                            17,680
                                                                    -----------
                                                                        714,592
                                                                    -----------
TECHNOLOGY: 7.8%
      800        Advanced Micro Devices, Inc.*                           23,104
    1,500        Applied Micro Circuits Corp.*                           25,800
      400        Autodesk, Inc.                                          14,920
      400        Broadcom Corp. - Class A*                               17,104
    1,026        Compaq Computer Corp.                                   15,893
    1,300        Computer Associates International, Inc.                 46,800
    1,100        Compuware Corp.*                                        15,389
    1,000        Conexant Systems, Inc.*                                  8,950
    2,034        Hewlett-Packard Co.                                     58,172
      750        Intuit, Inc.*                                           29,993
    1,400        Micron Technology, Inc.                                 57,540
    1,000        National Semiconductor Corp.*                           29,120
      400        Novellus Systems, Inc.*                                 22,716
    3,000        Palm, Inc.*                                             18,210
    1,000        Teradyne, Inc.*                                         33,100

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
TECHNOLOGY, CONTINUED
    1,600        Texas Instruments, Inc.                               $ 50,400
    2,000        Unisys Corp.*                                           29,420
      848        Xerox Corp.                                              8,115
                                                                    -----------
                                                                        504,746
                                                                    -----------
TELECOMMUNICATIONS: 17.2%
      453        Alltel Corp.                                            27,751
    4,200        AOL Time Warner, Inc.*                                 222,600
    2,644        AT&T Corp.                                              58,168
    2,786        BellSouth Corp.                                        112,192
      500        BroadVision, Inc.*                                       2,500
      400        Cabletron Systems, Inc.*                                 9,140
    1,290        Clear Channel Communications, Inc.*                     80,883
    1,200        Comcast Corp. - Special Class A*                        52,080
    2,500        Corning, Inc.                                           41,775
      810        Global Crossing Ltd.*                                    6,998
      900        JDS Uniphase Corp.*                                     11,475
    2,300        Lucent Technologies, Inc.                               14,260
    1,716        Motorola, Inc.                                          28,417
    3,700        Nortel Networks Corp.                                   33,633
    1,950        Qwest Communications International, Inc.*               62,147
      700        Sprint Corp.                                            14,952
    2,309        The Walt Disney Co.                                     66,707
    2,657        Verizon Communications                                 142,150
    1,625        Viacom, Inc. - Class B*                                 84,094
    2,416        WorldCom, Inc.*                                         36,143
                                                                    -----------
                                                                      1,108,065
                                                                    -----------
UTILITIES: 5.8%
      437        AES Corp.*                                              18,813
      903        Ameren Corp.                                            38,558
    1,071        American Electric Power Co., Inc.                       49,448
      200        Dominion Resources, Inc.                                12,026
    1,280        Duke Energy Corp.                                       49,933
    1,200        Exelon Corp.                                            76,944
    1,150        FirstEnergy Corp.                                       36,984
      500        KeySpan Corp.                                           18,240
      550        NiSource, Inc.                                          15,032
      750        Peoples Energy Corp.                                    30,150
      300        Reliant Energy, Inc.                                     9,663
      400        TXU Corp.                                               19,276
                                                                    -----------
                                                                        375,067
                                                                    -----------
TOTAL COMMON STOCKS
   (cost $6,435,271)                                                  6,348,064
                                                                    -----------

                         ROCHDALE LARGE VALUE PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
TOTAL INVESTMENTS
   (cost $6,435,271+),  98.6%                                       $ 6,348,064
Other Assets less Liabilities: 1.4%                                      89,351
                                                                    -----------
NET ASSETS, 100.0%                                                  $ 6,437,415
                                                                    ===========

*    Non-income producing security.

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $   331,340
     Gross unrealized depreciation                                     (418,547)
                                                                    -----------
     Net unrealized depreciation                                    $   (87,207)
                                                                    ===========

See accompanying Notes to Financial Statements.

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS: 98.4%
BASIC MATERIALS: 2.1%
      250        Cabot Microelectronics Corp.*                      $    15,500
      850        Georgia-Pacific Corp. (Timber Group)                    30,387
      500        OM Group, Inc.                                          28,125
    1,000        Solutia, Inc.                                           12,750
      800        Stillwater Mining Co.*                                  23,400
                                                                    -----------
                                                                        110,162
                                                                    -----------
CONSUMER CYCLICALS: 13.5%
    1,250        Abercrombie & Fitch Co. - Class A*                      55,625
    1,050        American Eagle Outfitters, Inc.*                        37,002
    1,350        Applebees International, Inc.                           43,200
    1,005        BJ's Wholesale Club, Inc.*                              53,526
    1,800        CDW Computer Centers, Inc.*                             71,478
      200        Coach, Inc.*                                             7,610
      625        Dollar Tree Stores*                                     17,400
    1,180        Family Dollar Stores, Inc.                              30,243
      330        Fastenal Co.                                            20,453
    2,100        Galileo International, Inc.                             68,250
    1,800        Herman Miller, Inc.                                     43,560
      796        International Game Technology*                          49,822
      760        Jones Apparel Group, Inc.*                              32,832
      400        Macrovision Corp.*                                      27,400
      500        Panera Bread Co.*                                       15,785
      800        Payless ShoeSource, Inc.*                               51,760
      825        Polycom, Inc.*                                          19,049
    1,147        The Timberland Co.*                                     45,318
      253        Williams-Sonoma, Inc.*                                   9,821
                                                                    -----------
                                                                        700,134
                                                                    -----------
CONSUMER NON CYCLICALS: 29.4%
      691        Amerisource Health Corp.- Class A*                      38,212
    1,715        Apogent Technologies, Inc.*                             42,189
    1,200        Apollo Group, Inc. - Class A*                           50,940
      780        Barr Laboratories, Inc.*                                54,920
    1,000        Beckman Coulter, Inc.                                   40,800
      700        Bergen Brunswig Corp. - Class A                         13,454
      250        Cephalon, Inc.*                                         17,625
    1,230        COR Therapeutics, Inc.*                                 37,515
      675        Dentsply International, Inc.                            29,936
      840        DeVry, Inc.*                                            30,341
      400        Diagnostic Products Corp.                               13,280
      600        Express Scripts, Inc. - Class A*                        33,018
    1,754        Genzyme Corp.*                                         106,994

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS, CONTINUED
    1,146        Gilead Sciences, Inc.*                             $    66,686
    2,700        Health Management Associates, Inc. - Class A*           56,808
    1,069        Hillenbrand Industries, Inc.                            61,051
    1,955        Hormel Foods Corp.                                      47,585
      625        ICN Pharmaceuticals, Inc.                               19,825
    1,169        Idec Pharmaceuticals Corp.*                             79,130
    1,685        IVAX Corp.*                                             65,715
      800        Lincare Holdings, Inc.*                                 24,008
      581        Manpower, Inc.                                          17,372
    1,000        Maximus, Inc.*                                          40,090
    1,089        McCormick & Company, Inc.                               45,760
    1,724        Millennium Pharmaceuticals, Inc.*                       61,340
      396        MiniMed, Inc.*                                          19,008
    1,016        Mylan Laboratories, Inc.                                28,580
      540        Nova Corp.*                                             16,983
    1,394        Oxford Health Plans, Inc.*                              39,868
      400        Pharmaceutical Product Development, Inc.*               12,204
      550        Priority Healthcare Corp. - Class B*                    15,554
      290        Protein Design Labs*                                    25,160
      812        Quest Diagnostics*                                      60,778
      500        Regeneron Pharmaceutical*                               17,325
    1,159        Sepracor, Inc.*                                         46,128
      446        Sybron Dental Specialties, Inc.*                         9,139
      740        Techne Corp.*                                           24,050
      566        Tootsie Roll Industries, Inc.                           21,814
      500        Universal Health Services, Inc.                         22,750
      412        Valassis Communications, Inc.*                          14,750
    1,030        Vertex Pharmaceuticals, Inc.*                           50,985
      324        Visx, Inc.*                                              6,269
                                                                    -----------
                                                                      1,525,939
                                                                    -----------
ENERGY: 7.2%
    1,992        BJ Services Co.*                                        56,533
      780        Cooper Cameron Corp.*                                   43,524
    2,492        Ensco International, Inc.                               58,313
    2,750        Global Marine, Inc.*                                    51,232
    2,363        Grant Prideco, Inc.*                                    41,329
      860        Smith International, Inc.*                              51,514
      899        Weatherford International, Inc.*                        43,152
    2,050        XTO Energy, Inc.                                        29,417
                                                                    -----------
                                                                        375,014
                                                                    -----------

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES: 8.9%
      839        AmeriCredit Corp.*                                 $    43,586
    1,300        Arthur J. Gallagher & Co.                               33,800
      800        Cullen/Frost Bankers, Inc.                              27,080
    1,100        Eaton Vance Corp.                                       38,280
    1,200        First Tennessee National Corp.                          41,652
      400        Investment Technology Group, Inc.                       20,116
      275        Investors Financial Services Corp.                      18,425
      500        Legg  Mason, Inc.                                       24,880
    2,250        National Commerce Financial Corp.                       54,833
      700        Neuberger Berman, Inc                                   47,600
    1,350        North Fork Bancorporation, Inc.                         41,850
    1,000        TCF Financial Corp.                                     46,310
      700        Waddell & Reed Financial, Inc.                          22,225
                                                                    -----------
                                                                        460,637
                                                                    -----------
INDUSTRIALS: 12.0%
      746        American Standard Companies, Inc.*                      44,835
      950        C&D Technologies, Inc.                                  29,450
    1,000        C.H. Robinson Worldwide, Inc.                           27,890
    1,150        Cognex Corp.*                                           38,927
      700        CTS Corp.                                               14,350
    1,400        Cymer, Inc.*                                            35,406
      395        Expeditors International of Washington, Inc.            23,700
    1,000        Gentex Corp.*                                           27,870
      800        Insituform Technologies, Inc. - Class A*                29,200
      300        Landstar Systems, Inc.*                                 20,406
    1,000        Photon Dynamics, Inc.*                                  27,000
    1,200        Rogers Corp.*                                           31,800
    2,160        Sawtek, Inc.*                                           50,825
      302        SPX Corp.*                                              37,804
    1,200        Tetra Tech, Inc.*                                       32,640
      650        The Shaw Group, Inc.*                                   26,065
    1,000        Trimble Navigation Ltd.*                                19,490
    2,681        Vicor Corp.*                                            43,700
    1,267        Waters Corp.*                                           34,982
      489        Zebra Technologies Corp.*                               24,020
                                                                    -----------
                                                                        620,360
                                                                    -----------
TECHNOLOGY: 17.4%
      550        Alpha Industries, Inc.*                                 16,252
    1,000        ATMI, Inc.*                                             30,000
    1,100        Axcelis Technologies, Inc.*                             16,280
      800        Bisys Group, Inc.*                                      47,200
    1,400        Cadence Design Systems, Inc.*                           26,082
    1,100        Cerner Corp.*                                           46,200

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
TECHNOLOGY, CONTINUED
    1,100        ChoicePoint, Inc.                                  $    46,255
    1,900        Cirrus Logic, Inc.*                                     43,757
      475        CSG Systems International, Inc.*                        26,961
    1,000        Dendrite International, Inc.*                            7,500
    1,100        DST Systems, Inc.*                                      57,970
      898        Electronic Arts, Inc.*                                  51,994
    1,069        Integrated Device Technology, Inc.*                     33,877
      600        International Rectifier Corp.*                          20,460
      800        Jack Henry & Associates, Inc.                           24,800
    1,780        Lam Research Corp.*                                     52,777
    1,007        Legato Systems, Inc.*                                   16,062
      966        Micrel, Inc.*                                           31,878
    1,294        Microchip Technology, Inc.*                             44,320
      400        National Instruments Corp.*                             12,980
      447        Nvidia Corp.*                                           41,459
    1,770        Rational Software Corp.*                                49,649
      850        SEI Investments Co.                                     40,290
      400        Semtech Corp.*                                          12,000
    2,600        SunGard Data Systems, Inc.*                             78,026
      416        Synopsys, Inc.*                                         20,130
      945        Transwitch Corp.*                                       10,159
                                                                    -----------
                                                                        905,318
                                                                    -----------
TELECOMMUNICATIONS: 6.8%
      600        ADVO, Inc.                                              20,490
    1,450        Aeroflex, Inc.*                                         15,225
      500        Catalina Marketing Corp.*                               15,255
    1,000        Harte Hanks, Inc.                                       24,760
      936        Network Associates*                                     11,653
      900        Plantronics, Inc.*                                      20,835
      600        Retek, Inc.*                                            28,764
    1,000        RF Micro Devices, Inc.*                                 26,800
      571        RSA Security, Inc.*                                     17,672
      906        Stratos Lightwave Inc.*                                 11,778
      601        Symantec Corp.*                                         26,258
    1,338        The Reader's Digest Association, Inc.                   38,468
       70        Washington Post                                         40,180
    1,500        Westwood One, Inc.*                                     55,275
                                                                    -----------
                                                                        353,413
                                                                    -----------

                       ROCHDALE MID/SMALL GROWTH PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
UTILITIES: 1.1%
    1,900        DPL, Inc.                                          $    55,024
                                                                    -----------

TOTAL COMMON STOCKS
   (cost $4,934,734)                                                  5,106,001
                                                                    -----------

TOTAL INVESTMENTS
   (cost $4,934,734+), 98.4%                                          5,106,001
Other Assets less Liabilities: 1.6%                                      84,704
                                                                    -----------
NET ASSETS, 100.0%                                                  $ 5,190,705
                                                                    ===========

*    Non-income producing security.

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $   541,567
     Gross unrealized depreciation                                     (370,300)
                                                                    -----------
     Net unrealized appreciation                                    $   171,267
                                                                    ===========

See accompanying Notes to Financial Statements.

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
COMMON STOCKS: 95.8%
BASIC MATERIALS: 6.0%
      750        Bowater, Inc.                                      $    33,555
    1,300        Buckeye Technologies, Inc.*                             18,720
    1,023        Cabot Corp.                                             36,848
    1,400        Caraustar Industries, Inc.                              12,880
    1,614        Cleveland-Cliffs, Inc.                                  29,859
    2,987        Crompton Corp.                                          32,558
    1,953        Lyondell Chemical Co.                                   30,037
    2,804        RPM, Inc.                                               25,797
    1,500        Valspar Corp.                                           53,250
                                                                    -----------
                                                                        273,504
                                                                    -----------
CONSUMER CYCLICALS: 12.5%
    3,172        ArvinMeritor, Inc.                                      53,099
      537        Barnes & Noble, Inc.*                                   21,131
      925        Borg-Warner, Inc.                                       45,898
      345        Brinker International, Inc.*                             8,918
      895        Burlington Coat Factory Warehouse Corp.                 17,900
    1,800        CBRL Group, Inc.                                        30,510
    2,700        Discount Auto Parts, Inc.*                              29,295
    1,200        Footstar, Inc.*                                         41,280
      800        Furniture Brands International, Inc.*                   22,400
    1,430        Haggar Corp.                                            14,800
      635        International Speedway Corp. - Class A                  26,670
      789        Lear Corp.*                                             27,536
      450        Lennar Corp.                                            18,765
      611        Mohawk Industries, Inc.*                                21,507
    1,332        Outback Steakhouse, Inc.*                               38,362
      850        Oxford Industries, Inc.                                 18,700
    2,240        Park Place Entertainment Corp.*                         27,104
    1,081        Saks, Inc.*                                             10,378
      925        Tech Data Corp.*                                        30,858
      400        The Men's Wearhouse, Inc.*                              11,040
    1,400        Toll Brothers, Inc.*                                    55,034
                                                                    -----------
                                                                        571,185
                                                                    -----------
CONSUMER NON CYCLICALS: 10.6%
    1,350        Alpharma, Inc. - Class  A                               36,787
    1,500        Blyth Industries, Inc.                                  38,565
      800        Chemed Corp.                                            28,912
      700        Hain Celestial Group, Inc.*                             15,400
    2,538        Health Net, Inc.*                                       44,161
      736        IBP, Inc.                                               18,584
      648        Incyte Genomics, Inc.*                                  15,889

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
CONSUMER NON CYCLICALS, CONTINUED
    1,437        Modis Professional Services, Inc.*                 $     9,915
    1,500        Nash Finch Co.                                          35,400
    1,000        NCO Group, Inc.*                                        30,930
    1,350        PepsiAmericas, Inc.                                     17,955
      600        Plexus Corp.*                                           19,800
    1,455        Quanta Services, Inc.*                                  32,068
      331        R.J. Reynolds Tobacco Holdings, Inc.                    18,073
      700        Sensient Technologies Corp.                             14,364
      600        Suiza Foods Corp.*                                      31,860
      300        Trigon Healthcare, Inc.*                                19,455
    2,809        Tyson Foods, Inc.                                       25,871
    1,200        Viad Corp.                                              31,680
                                                                    -----------
                                                                        485,669
                                                                    -----------
ENERGY: 6.4%
      480        Murphy Oil Corp.                                        35,328
      900        National Fuel Gas Co.                                   46,791
      945        Noble Affiliates, Inc.                                  33,406
    2,219        Ocean Energy, Inc.*                                     38,722
    1,197        Pioneer Natural Resources Co.*                          20,409
    1,400        Pride International, Inc.*                              26,600
    1,300        Questar Corp.                                           32,188
      780        Tidewater, Inc.                                         29,406
      678        Ultramar Diamond Shamrock Corp.                         32,035
                                                                    -----------
                                                                        294,885
                                                                    -----------
FINANCIAL SERVICES: 17.7%
    1,302        A.G. Edwards, Inc.                                      58,590
    1,062        Allmerica Financial Corp.                               61,065
      850        Astoria Financial Corp.                                 46,750
    1,626        Compass Bancshares, Inc.                                43,089
    1,050        Downey Financial Corp.                                  49,623
      600        Everest Re Group, Ltd.                                  44,880
    1,250        Fidelity National Financial, Inc.                       30,713
    1,491        Greenpoint Financial Corp.                              57,254
      500        Labranche & Co., Inc.*                                  14,500
      650        M&T Bank Corp.                                          49,075
      788        Marshall & Ilsley Corp.                                 42,473
      729        Mercantile Bankshares Corp.                             28,526
    1,200        Mony Group, Inc.                                        48,156
    1,915        Old Republic International Corp.                        55,535
      500        Protective Life Corp.                                   17,185
    1,150        Radian Group, Inc.                                      46,518
      900        Raymond James Financial, Inc.                           27,540

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
    1,300        Silicon Valley Bancshares                          $    28,600
      385        The PMI Group, Inc.                                     27,589
      800        United Bankshares, Inc.                                 21,440
      400        United Securities Bancshares, Inc.                      10,460
                                                                    -----------
                                                                        809,561
                                                                    -----------
INDUSTRIALS: 17.2%
    1,032        Alexander & Baldwin, Inc.                               26,574
    1,600        Applied Industrial Technologies, Inc.                   30,320
    2,300        Apw Ltd.*                                               23,138
    1,051        Arrow Electronics, Inc.*                                25,529
    1,064        Avnet, Inc.                                             23,855
    2,260        Checkpoint Systems, Inc.*                               40,228
    1,100        CNF, Inc.                                               31,075
    1,200        Coherent, Inc.*                                         43,404
    2,500        EGL, Inc.*                                              43,650
    1,486        Energizer Holdings, Inc.*                               34,104
    1,476        Gatx Corp.                                              59,188
      678        Hubbell, Inc. - Class B                                 19,662
      400        Kaydon Corp.                                            10,260
    2,178        Kemet Corp.*                                            43,146
    1,100        Lancaster Colony Corp.                                  36,278
    1,700        Lennox International, Inc.                              18,615
      600        Methode Electronics, Inc.                                5,160
      800        Milacron, Inc.                                          12,536
    1,500        Myers Industries, Inc.                                  22,650
    1,100        Pentair, Inc.                                           37,180
      400        Precision Castparts Corp.                               14,968
    1,300        SCI Systems, Inc.*                                      33,150
      560        Sensormatic Electronics Corp.*                           9,520
      931        Sonoco Products Co.                                     23,163
    1,500        Sturm Ruger & Co., Inc.                                 14,700
    1,080        Technitrol, Inc.                                        28,080
      743        Trinity Industries, Inc.                                15,521
    1,077        USFreightways Corp.                                     31,771
    1,300        Vishay Intertechnology, Inc.*                           29,900
                                                                    -----------
                                                                        787,325
                                                                    -----------
TECHNOLOGY: 5.9%
      613        Acxiom Corp.*                                            8,024
      425        Alliance Semiconductor Corp.*                            5,109
    2,900        Atmel Corp.*                                            39,121
      300        Credence Systems Corp.*                                  7,272
    1,800        Cypress Semiconductor Corp.*                            42,930
    1,315        Diebold, Inc.                                           42,277

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
TECHNOLOGY, CONTINUED
      600        DuPont Photomasks, Inc.*                           $    28,950
      400        General Semiconductor, Inc.                              4,184
      176        HNC Software, Inc.*                                      3,432
      300        Kulicke and Soffa Industries, Inc.*                      5,148
      950        Lattice Semiconductor Corp.*                            23,180
      380        Sandisk Corp.*                                          10,598
      845        SONICBlue, Inc.*                                         2,789
      900        Storage Technology Corp.*                               12,384
      866        Triquint Semiconductor, Inc.*                           19,485
      925        Wind River Systems, Inc.*                               16,151
                                                                    -----------
                                                                        271,034
                                                                    -----------
TELECOMMUNICATIONS: 9.7%
    1,600        3Com Corp.*                                              7,600
    1,350        4 Kids Entertainment, Inc.*                             25,853
    2,104        A.H. Belo Corp. - Class A                               39,639
    1,800        Advanced Fibre Communications, Inc.*                    37,800
      200        Avocent Corp.*                                           4,550
    1,659        Broadwing, Inc.*                                        40,563
      700        Checkfree Corp*                                         24,549
      197        Chris-Craft Industries, Inc.*                           14,111
      300        Commscope, Inc.*                                         7,050
    4,850        DMC Stratex Networks, Inc.*                             48,500
    1,255        E*Trade Group, Inc.*                                     8,095
      900        Harris Corp.                                            24,489
      300        Harte Hanks, Inc.                                        7,428
      480        Hispanic Broadcasting Corp.*                            13,771
      648        Macromedia, Inc.*                                       11,664
    1,300        MasTec, Inc.                                            17,160
      800        Penton Media, Inc.                                      14,000
    1,965        Powerwave Technologies, Inc.*                           28,493
      370        Telephone & Data Systems, Inc.                          40,238
    1,500        Verity, Inc.                                            29,925
                                                                    -----------
                                                                        445,478
                                                                    -----------
UTILITIES: 9.8%
    1,600        ALLETE, Inc.                                            36,000
    1,650        American Water Works, Inc.                              54,400
    1,308        Cascade Natural Gas Corp.                               27,860
    2,140        Central Vermont Public Service                          40,467
    1,397        Green Mountain Power Corp.                              22,296
    2,725        Montana Power Co.*                                      31,610
    1,650        Northeast Utilities                                     34,237
    1,830        Potomac Electric Power                                  38,284
    1,563        Puget Energy, Inc.                                      40,951

                       ROCHDALE MID/SMALL VALUE PORTFOLIO

--------------------------------------------------------------------------------
   Shares                                                              Value
--------------------------------------------------------------------------------
UTILITIES, CONTINUED
    2,100        Scana Corp.                                        $    59,640
    2,125        Teco Energy, Inc.                                       64,813
                                                                    -----------
                                                                        450,558
                                                                    -----------

TOTAL COMMON STOCKS
   (cost $4,133,789)                                                  4,389,199
                                                                    -----------

TOTAL INVESTMENTS
   (cost $4,133,789+), 95.8%                                          4,389,199
Other Assets less Liabilities: 4.2%                                     191,420
                                                                    -----------
NET ASSETS, 100.0%                                                  $ 4,580,619
                                                                    ===========

*    Non-income producing security.

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $   417,196
     Gross unrealized depreciation                                     (161,786)
                                                                    -----------
     Net unrealized appreciation                                    $   255,410
                                                                    ===========

See accompanying Notes to Financial Statements.

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
BONDS: 93.3%
BASIC MATERIALS: 2.0%
$  20,000        Eastman Chemical Co., 6.375%, 01/15/04             $    19,733
  130,000        Westvaco Corp., 6.850%, 11/15/04                       131,213
                                                                    -----------
                                                                        150,946
                                                                    -----------
CONSUMER CYCLICALS: 12.1%
   15,000   Cooper Tire & Rubber Co., 7.750%, 12/15/09                    15,056
   40,000   DaimlerChrysler NA Holding Corp., 7.400%, 01/20/05            41,588
  100,000   DaimlerChrysler NA Holding Corp., 7.125%, 03/01/02           101,709
   30,000   Delta Air Lines, Inc., 8.500%, 03/15/02                       30,503
  100,000   Hilton Hotels Corp., 7.200%, 12/15/09                         94,352
  100,000   Lowe's Companies, Inc., 6.375%, 12/15/05                     101,037
  115,000   Newell Rubbermaid, Inc., 5.700%, 09/22/03                    116,266
  100,000   Nike, Inc., 6.375%, 12/01/03                                 101,754
   10,000   VF Corp., 7.600%, 04/01/04                                    10,018
  300,000   Wal-Mart Stores, Inc., 8.500%, 09/15/24                      326,936
                                                                    -----------
                                                                        939,219
                                                                    -----------
CONSUMER NON CYCLICALS: 1.9%
   40,000   Block Financial Corp. , 6.750%, 11/01/04                     40,411
  100,000   Hertz Corp., 6.700%, 06/15/02                               101,337
    5,000   Philip Morris Companies, Inc., 7.500%, 01/15/02               5,066
                                                                    -----------
                                                                        146,814
                                                                    -----------
ENERGY: 1.6%
   25,000   Enron Corp., 7.625%, 09/10/04                                25,974
  100,000   Louisiana Land & Exploration, 7.650%, 12/01/23              101,504
                                                                    -----------
                                                                        127,478
                                                                    -----------
FINANCIAL SERVICES: 47.2%
   38,000   ABN Amro Bank NV/New York, 8.250%, 08/01/09                  40,004
   15,000   AON Corp, 6.700%, 06/15/03                                   15,288
   50,000   Associates Corp. Of N. America, 7.090%, 04/11/03             51,707
   40,000   Bank One Corp., 7.600%, 05/01/07                             41,676
   50,000   Bear Stearns Companies, Inc., 6.125%, 02/01/03               50,727
   40,000   Beneficial Corp., 6.710%, 12/15/03                           41,056
   25,000   Cigna Corp., 8.250%, 01/01/07                                26,953
  160,000   CIT Group, Inc., 7.125%, 10/15/04                           165,935
   50,000   Citicorp, 7.750%, 06/15/06                                   53,421
   23,000   Citigroup, Inc., 5.800%, 03/15/04                            23,064
  250,000   Countrywide Home Loan, 7.260%, 05/10/04                     262,101
  200,000   Federal Home Loan Bank, 5.355%, 01/05/09                    192,670
  250,000   Federal Home Loan Bank, 5.610%, 02/11/09                    244,423
   80,000   Federal Home Loan Mortgage, 6.500%, 02/20/2014               77,388
   30,000   Federal National Mortgage Association, 5.625%,
            05/14/04                                                     30,496
  125,000   First Union Corp., 6.330%, 04/15/08                         121,181

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
FINANCIAL SERVICES, CONTINUED
$  25,000   First Union National Bank, 7.125%, 10/15/06             $    25,978
   75,000   Ford Motor Credit Co., 8.200%, 02/15/02                      76,704
   25,000   Ford Motor Credit Co., 6.125%, 01/09/06                      24,626
  200,000   Ford Motor Credit Co., 7.200%, 06/15/07                     204,661
   40,000   Ford Motor Credit Co., 7.750%, 02/15/07                      42,014
  175,000   General Electric Capital Corp., 8.750%, 05/21/07            198,394
   35,000   Goldman Sachs Group, Inc., 7.350%, 10/01/09                  36,180
  250,000   Goldman Sachs Group, Inc., 6.875%, 01/15/11                 249,028
   20,000   KEY Bank USA, 7.550%, 09/15/06                               21,016
  135,000   Lehman Brothers Holdings, Inc., 7.750%, 01/15/05            142,136
   10,000   Merrill Lynch & Co., 6.050%, 11/13/08                         9,664
  500,000   Morgan JP & Co., Inc., 0.000%, 04/24/27                      67,975
  200,000   Morgan Stanley Dean Witter & Co., 6.750%, 04/15/11          198,964
  160,000   National City Corp., 7.200%, 05/15/05                       166,026
  130,000   Private Export Funding Corp., 5.530%, 04/30/06              129,966
  150,000   Salomon Smith Barney Holdings, Inc., 6.625%, 11/15/03       154,360
  100,000   SouthTrust Corp., 8.625%, 05/15/04                          106,153
   25,000   Suntrust Banks Inc., 6.125%, 02/15/04                        25,436
   25,000   Suntrust Banks Inc., 6.000%, 05/15/26                        24,785
   80,000   The Bank of New York Company, 7.400%, 08/25/10               80,975
  100,000   The Chubb Corp., 7.125%, 12/15/07                           103,337
  100,000   Union Planters Bank NA, 6.500%, 03/15/08                     94,852
   15,000   USL Capital Corp., 5.950%, 10/15/03                          15,098
   25,000   Wells Fargo Co., 7.125%, 08/15/06                            26,227
                                                                    -----------
                                                                      3,662,645
                                                                    -----------
INDUSTRIALS: 8.5%
  250,000   Arrow Electronics, Inc., 8.700%, 10/01/05                   253,972
  175,000   Avnet, Inc., 8.200%, 10/17/03                               179,023
   50,000   CSR America, Inc., 6.875%, 07/21/05                          50,190
  150,000   Masco Corp., 6.125%, 09/15/03                               151,273
   25,000   Ryder System, Inc., 9.875%, 05/15/17                         26,943
                                                                    -----------
                                                                        661,401
                                                                    -----------
TECHNOLOGY: 7.1%
  100,000   Applied Materials, Inc., 7.125%, 10/15/17                    97,043
   50,000   Computer Associates International, Inc., 6.250%,
            04/15/03                                                     49,318
   75,000   Computer Associates International, Inc., 6.375%,
            04/15/05                                                     71,201
   75,000   Computer Sciences Corp., 7.500%, 08/08/05                    76,695
   50,000   First Data Corp., 6.375%, 12/15/07                           50,425
    5,000   International Business Machines Corp. (IBM), 7.250%,
            11/01/02                                                      5,150
  100,000   Oracle Corp., 6.910%, 02/15/07                              102,410
  100,000   Texas Instruments, Inc., 6.125%, 02/01/06                    99,182
                                                                    -----------
                                                                        551,424
                                                                    -----------

                  ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

--------------------------------------------------------------------------------
Principal
 Amount                                                                Value
--------------------------------------------------------------------------------
TELECOMMUNICATIONS: 8.3%
$  40,000   Citizens Communications Co.*, 7.600%, 06/01/06          $    39,648
  150,000   Corning, Inc., 7.000%, 03/15/07                             153,175
  150,000   Qwest Corp., 6.625%, 09/15/05                               150,895
  300,000   US Cellular Corp., 7.250%, 08/15/07                         303,314
                                                                    -----------
                                                                        647,032
                                                                    -----------
UTILITIES: 4.6%
   15,000   Cleveland Electric Illuminating, 7.625%, 08/01/02            15,368
   40,000   PP&L, Inc., 6.550%, 03/01/06                                 40,754
  100,000   TXU Eastern Funding Co., 6.450%, 05/15/05                    98,679
  200,000   Wisconsin Natural Gas Co., 8.250%, 12/15/22                 203,919
                                                                    -----------
                                                                        358,720
                                                                    -----------
TOTAL BONDS
  (cost $7,193,346)                                                   7,245,679
                                                                    -----------

  Shares
--------------------------------------------------------------------------------
TRUST INVESTMENTS: 1.5%
    3,000   All American Term Trust                                      36,720
    3,781   Blackrock 2001 Term Trust                                    37,810
    4,000   TCW/DW Term Trust 2003                                       40,880
                                                                    -----------
TOTAL TRUST INVESTMENTS
  (cost $111,493)                                                       115,410
                                                                    -----------

TOTAL INVESTMENTS
      (cost $7,304,839+),  94.8%                                      7,361,089
Other Assets less Liabilities: 5.2%                                     405,198
                                                                    -----------
NET ASSETS, 100.0%                                                  $ 7,766,287
                                                                    ===========

*    Non-income producing security.

+ At June 30, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:


     Gross unrealized appreciation                                  $    88,576
     Gross unrealized depreciation                                      (32,326)
                                                                    -----------
     Net unrealized appreciation                                    $    56,250
                                                                    ===========

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   MAGNA             ALPHA               ATLAS
                                                                 PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                               ------------       ------------       ------------
ASSETS
  Investments in securities, at cost                           $ 13,353,959       $ 12,385,919       $ 68,255,099
                                                               ============       ============       ============

  Investments in securities, at value                            13,330,276         12,248,904         60,757,481
  Cash                                                                   --                 --              7,248
  Collateral for securities loaned, at fair value                   273,600          1,022,550          4,592,430
  Receivables:
    Fund shares sold                                                     --                 --                 --
    Due from advisor                                                     --                 --                 --
    Dividends and interest                                            8,219              1,285            111,087
  Prepaid expenses                                                    7,057              5,732              5,789
                                                               ------------       ------------       ------------
       TOTAL ASSETS                                              13,619,152         13,278,471         65,474,035
                                                               ------------       ------------       ------------
LIABILITIES
  Payable upon return of securities loaned                          273,600          1,022,550          4,592,430
  Payables:
    Securities purchased                                                 --            174,438                 --
    Distribution to shareholders                                         --                 --                 --
    Due to advisor                                                   28,979             15,749             49,150
    Administration fees                                               2,124              2,124              2,124
    Foreign dividend tax withheld                                        --                 --             28,588
  Accrued expenses                                                    5,062              7,033             13,308
                                                               ------------       ------------       ------------
       TOTAL LIABILITIES                                            309,765          1,221,894          4,685,600
                                                               ------------       ------------       ------------

NET ASSETS                                                     $ 13,309,387       $ 12,056,577       $ 60,788,435
                                                               ============       ============       ============
  Number of shares, $0.01 par value, issued and outstanding
   (unlimited shares authorized)                                    515,522            418,390          2,287,780
                                                               ============       ============       ============
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE     $      25.82       $      28.82       $      26.57
                                                               ============       ============       ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                              $ 15,377,897       $ 11,648,122       $ 79,378,149
  Accumulated net investment income (loss)                          (26,931)           (39,961)           699,043
  Accumulated net realized gain (loss) on investments and
   foreign currency                                              (2,017,896)           585,431        (11,789,474)
  Net unrealized appreciation (depreciation) on:
    Investments                                                     (23,683)          (137,015)        (7,497,619)
    Foreign currency transactions                                        --                 --             (1,664)
                                                               ------------       ------------       ------------
          Net assets                                           $ 13,309,387       $ 12,056,577       $ 60,788,435
                                                               ============       ============       ============

                            ROCHDALE INVESTMENT TRUST

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LARGE GROWTH  LARGE VALUE      MID/SMALL        MID/SMALL     INTERMEDIATE FIXED
 PORTFOLIO     PORTFOLIO   GROWTH PORTFOLIO  VALUE PORTFOLIO   INCOME PORTFOLIO
 ---------     ---------   ----------------  ---------------   ----------------

$ 7,692,977   $ 6,435,271    $ 4,934,734       $ 4,133,789        $ 7,304,839
===========   ===========    ===========       ===========        ===========

  7,008,058     6,348,064      5,106,001         4,389,199          7,361,089
    315,503       266,377         84,211           281,063            348,196
    343,922       440,475        262,893            86,500                 --
     35,600            --          3,500                --                173
         --           790          2,052             3,403             12,766
      4,157         7,152          1,027             5,401            120,120
      4,561         3,642          3,961             3,486              4,552
-----------   -----------    -----------       -----------        -----------
  7,711,801     7,066,500      5,463,645         4,769,052          7,846,896
-----------   -----------    -----------       -----------        -----------

    343,922       440,475        262,893            86,500                 --

    199,279       178,868             --            91,902                 --
         --            --             --                --             73,110
        897            --             --                --                 --
      2,192         2,192          2,192             2,192              2,192
         --            --             --                --                 --
      7,542         7,550          7,855             7,839              5,307
-----------   -----------    -----------       -----------        -----------
    553,832       629,085        272,940           188,433             80,609
-----------   -----------    -----------       -----------        -----------

$ 7,157,969   $ 6,437,415    $ 5,190,705       $ 4,580,619        $ 7,766,287
===========   ===========    ===========       ===========        ===========

    386,386       250,549        181,273           144,647            293,990
===========   ===========    ===========       ===========        ===========
$     18.53   $     25.69    $     28.63       $     31.67        $     26.42
===========   ===========    ===========       ===========        ===========

$ 8,092,136   $ 6,420,146    $ 5,223,280       $ 4,183,685        $ 7,691,970
     (9,866)       12,165        (14,642)            5,347                150
   (239,382)       92,311       (189,200)          136,177             17,917
   (684,919)      (87,207)       171,267           255,410             56,250
-----------   -----------    -----------       -----------        -----------
$ 7,157,969   $ 6,437,415    $ 5,190,705       $ 4,580,619        $ 7,766,287
===========   ===========    ===========       ===========        ===========

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST

STATEMENT OF OPERATIONS - APRIL 1, 2001 THROUGH JUNE 30, 2001* (UNAUDITED)
--------------------------------------------------------------------------------

                                                                  MAGNA            ALPHA            ATLAS
                                                                PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                               -----------      -----------      -----------
INVESTMENT INCOME
  Income
    Dividends income                                           $    29,371      $     8,969      $   564,299+
    Interest income                                                    964              606           48,901
    Income from securities loaned, net                                 404            1,184           17,521
                                                               -----------      -----------      -----------
  Total income                                                      30,739           10,759          630,721
                                                               -----------      -----------      -----------
  Expenses
    Advisory fees                                                   32,954           27,416          155,071
    Administration fees                                              6,181            6,177            6,181
    Fund accounting fees                                             5,670            5,696           14,792
    Transfer agent fees                                              2,430            2,456            3,216
    Audit fees                                                       2,970            2,970            2,970
    Legal fees                                                       1,260            1,544            1,272
    Registration fees                                                3,960            4,874            6,692
    Reports to shareholders                                            450              416              736
    Custody fees                                                     1,260              918           20,272
    Miscellaneous                                                      360              454              622
    Trustee fees                                                       315              304              314
    Insurance expense                                                  360              282            1,422
                                                               -----------      -----------      -----------
  Total expenses                                                    58,170           53,507          213,560
  Less: fees waived and expenses absorbed                             (500)          (2,787)              --
                                                               -----------      -----------      -----------
  Net expenses                                                      57,670           50,720          213,560
                                                               -----------      -----------      -----------
  NET INVESTMENT INCOME (LOSS)                                     (26,931)         (39,961)         417,161
                                                               -----------      -----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on securities and foreign
   currency transactions                                          (671,872)         638,309       (3,606,797)
  Net change in unrealized appreciation (depreciation) on:
   Investments                                                   1,199,556        1,480,987        4,424,438
   Foreign currency transactions                                        --               --           (1,222)
                                                               -----------      -----------      -----------
  Net realized and unrealized gain (loss) on investments
   and foreign currency                                            527,684        2,119,296          816,419
                                                               -----------      -----------      -----------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING
           FROM OPERATIONS                                     $   500,753      $ 2,079,335      $ 1,233,580
                                                               ===========      ===========      ===========

*    See Note 1.
+    Net of foreign tax withheld of $28,588.

                            ROCHDALE INVESTMENT TRUST

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

LARGE GROWTH  LARGE VALUE     MID/SMALL         MID/SMALL     INTERMEDIATE FIXED
 PORTFOLIO     PORTFOLIO   GROWTH PORTFOLIO  VALUE PORTFOLIO   INCOME PORTFOLIO
 ---------     ---------   ----------------  ---------------   ----------------

$   17,098     $  35,613     $   4,934          $  22,270         $   5,033
     3,273         2,946         2,731              2,612           135,372
       195           214           297                220             7,491
----------     ---------     ---------          ---------         ---------
    20,566        38,773         7,962             25,102           147,896
----------     ---------     ---------          ---------         ---------

    12,172        10,643         8,372              7,319             8,943
    12,444        12,444        12,444             12,444            12,444
     7,805         7,805         7,805              7,898             7,804
     5,097         5,097         5,097              4,959             5,097
     5,285         5,285         5,284              5,285             5,285
     2,288         2,288         2,288              2,288             2,288
     2,480         2,394         2,337              2,318             2,379
       496           496           496                496               496
     1,736         1,736         1,736              1,736             1,736
       496           554           496                496               496
       362           362           362                362               362
       272           265           259                252               265
----------     ---------     ---------          ---------         ---------
    50,933        49,369        46,976             45,853            47,595
   (20,501)      (22,761)      (24,372)           (26,092)          (47,595)
----------     ---------     ---------          ---------         ---------
    30,432        26,608        22,604             19,761                --
----------     ---------     ---------          ---------         ---------
    (9,866)       12,165       (14,642)             5,341           147,896
----------     ---------     ---------          ---------         ---------

  (228,631)       98,692      (216,025)           144,511            17,616

  (183,846)     (158,226)      289,710             69,174            29,322
        --            --            --                 --                --
----------     ---------     ---------          ---------         ---------

  (412,477)      (59,534)       73,685            213,685            46,938
----------     ---------     ---------          ---------         ---------

$ (422,343)    $ (47,369)    $  59,043          $ 219,026         $ 194,834
==========     =========     =========          =========         =========

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                         MAGNA                       ALPHA                         ATLAS
                                                       PORTFOLIO                    PORTFOLIO                    PORTFOLIO
                                               --------------------------   --------------------------   --------------------------
                                                 4/1/01          Year         4/1/01         Year         4/1/01           Year
                                                through          Ended       through         Ended        through          Ended
                                                6/30/01#        3/31/01      6/30/01#       3/31/01       6/30/01#        3/31/01
                                                (Note 1)                     (Note 1)                     (Note 1)
                                               -----------    -----------   -----------    -----------   -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income (loss)                 $   (26,931)   $  (120,226)  $   (39,961)   $  (186,743)  $   417,161    $   500,321
  Net realized gain (loss) on investments
   and foreign currency transaction               (671,872)    (1,403,922)      638,309         49,055    (3,606,797)    (7,290,273)
  Net realized gain from option transactions            --         57,454            --             --            --             --
  Net change in unrealized appreciation
   (depreciation) on investments                 1,199,556     (3,264,659)    1,480,987     (2,709,752)    4,423,216    (17,829,776)
                                               -----------    -----------   -----------    -----------   -----------    -----------
     NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                    500,753     (4,731,353)    2,079,335     (2,847,440)    1,233,580    (24,619,728)
                                               -----------    -----------   -----------    -----------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                            --             --            --             --            --       (221,262)
  From net realized gain                                --       (145,471)           --        (22,304)           --             --
                                               -----------    -----------   -----------    -----------   -----------    -----------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                --       (145,471)           --        (22,304)           --       (221,262)
                                               -----------    -----------   -----------    -----------   -----------    -----------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                        570,071      4,436,878       736,936      5,622,346     1,877,354     32,074,964
  Proceeds from reinvestment of distribution            --        128,154            --         20,391            --        206,805
  Cost of shares redeemed                       (1,351,275)    (4,380,787)     (542,964)    (1,601,878)   (3,151,256)    (9,420,887)
                                               -----------    -----------   -----------    -----------   -----------    -----------
     Net increase (decrease) in net assets
      resulting from share transactions           (781,204)       184,245       193,972      4,040,859    (1,273,902)    22,860,882
                                               -----------    -----------   -----------    -----------   -----------    -----------
     TOTAL INCREASE (DECREASE) IN NET ASSETS      (280,451)    (4,692,579)    2,273,307      1,171,115       (40,322)    (1,980,108)

NET ASSETS
  Beginning of period                           13,589,838     18,282,417     9,783,270      8,612,155    60,828,757     62,808,865
                                               -----------    -----------   -----------    -----------   -----------    -----------
  END OF PERIOD                                $13,309,387    $13,589,838   $12,056,577    $ 9,783,270   $60,788,435    $60,828,757
                                               ===========    ===========   ===========    ===========   ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)     $   (26,931)   $        --   $   (39,961)   $        --   $   699,043    $   281,882
                                               ===========    ===========   ===========    ===========   ===========    ===========
CHANGE IN SHARES
  Shares sold                                       21,777        142,765        27,037        181,284        69,505        968,849
  Shares issued on reinvestment of
   distribution                                         --          4,398            --            691            --          6,704
  Shares redeemed                                  (53,868)      (146,145)      (20,254)       (53,649)     (115,798)      (301,748)
                                               -----------    -----------   -----------    -----------   -----------    -----------
  NET INCREASE (DECREASE)                          (32,091)         1,018         6,783        128,326       (46,293)       673,805
                                               ===========    ===========   ===========    ===========   ===========    ===========

*    Commencement of operations.
#    Unaudited.

                            ROCHDALE INVESTMENT TRUST

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
    LARGE GROWTH                 LARGE VALUE            MID/SMALL GROWTH           MID/SMALL VALUE           INTERMEDIATE FIXED
      PORTFOLIO                   PORTFOLIO                PORTFOLIO                  PORTFOLIO               INCOME PORTFOLIO
-----------------------   -----------------------   -----------------------   ------------------------   -----------------------
Six Months   12/31/99*    Six Months   12/31/99*    Six Months    12/31/99*    Six Months    12/31/99*    Six Months   12/31/99*
  Ended       through       Ended       through       Ended        through       Ended        through       Ended       through
06/30/01#     12/31/00    06/30/01#     12/31/00    06/30/01#     12/31/00     06/30/01#      12/31/00    06/30/01#     12/31/00
----------   ----------   ----------   ----------   ----------   ----------   -----------   ----------   ----------   ----------
$   (9,866)  $   (4,918)  $   12,165   $    5,206   $  (14,642)  $   (6,437)  $    5,341    $    3,962   $  147,896   $   53,208

  (228,631)      (8,023)      98,692       (6,381)    (216,025)      33,262      144,511        (3,173)      17,616          301
        --           --           --           --           --           --           --            --           --           --

  (183,846)    (501,073)    (158,226)      71,019      289,710     (118,443)      69,174       186,236       29,322       26,928
----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------   ----------   ----------

  (422,343)    (514,014)     (47,369)      69,844       59,043      (91,618)     219,026       187,025      194,834       80,437
----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------   ----------   ----------

        --           --           --       (5,411)          --           --           --        (3,932)    (157,305)     (43,649)
        --           --           --           --           --           --           --        (5,185)          --           --
----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------   ----------   ----------
        --           --           --       (5,411)          --           --           --        (9,117)    (157,305)     (43,649)
----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------   ----------   ----------

 4,494,885    3,782,871    4,107,756    2,535,325    3,110,319    2,146,898    2,670,077     1,558,989    5,303,665    2,428,061
        --           --           --        5,387           --           --           --         9,032       83,111       43,649
  (183,568)     (49,862)    (226,107)     (52,010)     (83,937)          --     (104,413)           --     (211,516)      (5,000)
----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------   ----------   ----------

 4,311,317    3,733,009    3,881,649    2,488,702    3,026,382    2,146,898    2,565,664     1,568,021    5,175,260    2,466,710
----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------   ----------   ----------
 3,888,974    3,218,995    3,834,280    2,553,135    3,085,425    2,055,280    2,784,690     1,745,929    5,212,789    2,503,498
----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------   ----------   ----------


 3,268,995       50,000    2,603,135       50,000    2,105,280       50,000    1,795,929        50,000    2,553,498       50,000
----------   ----------   ----------   ----------   ----------   ----------   ----------    ----------   ----------   ----------
$7,157,969   $3,268,995   $6,437,415   $2,603,135   $5,190,705   $2,105,280   $4,580,619    $1,795,929   $7,766,287   $2,553,498
==========   ==========   ==========   ==========   ==========   ==========   ==========    ==========   ==========   ==========
$   (9,866)  $       --   $   12,165   $       --   $  (14,642)   $       --  $    5,347    $        6   $      150   $    9,559
==========   ==========   ==========   ==========   ==========    ==========  ==========    ==========   ==========   ==========

   236,382      159,612      159,106      100,032      113,154        69,169      88,031        57,819      200,031       95,331

        --           --           --          215           --            --          --           325        3,136        1,714
    (9,206)      (2,402)      (8,718)      (2,086)      (3,050)           --      (3,528)           --       (8,025)        (197)
----------   ----------   ----------   ----------   ----------    ----------  ----------    ----------   ----------   ----------
   227,176      157,210      150,388       98,161      110,104        69,169      84,503        58,144      195,142       96,848
==========   ==========   ==========   ==========   ==========    ==========  ==========    ==========   ==========   ==========

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                   MAGNA                                    ALPHA
                                                                 PORTFOLIO                                PORTFOLIO
                                                 -----------------------------------------     ------------------------------
                                                  4/1/01      Year       Year      6/29/98*    4/1/01        Year     6/1/99*
                                                 through      Ended      Ended     through     through       Ended    through
                                                 6/30/01#^   3/31/01    3/31/00    3/31/99     6/30/01#^    3/31/01   3/31/00
                                                 ---------   -------    -------    -------     ---------    -------   -------
Net asset value, beginning of period              $24.82      $33.45     $29.28     $25.00      $23.77      $30.40     $25.00
                                                  ------      ------     ------     ------      ------      ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                     (0.05)      (0.22)     (0.16)     (0.02)      (0.10)      (0.45)     (0.13)
  Net realized and unrealized gain (loss) on
   investments                                      1.05       (8.18)      4.48       4.30        5.15       (6.15)      5.53
                                                  ------      ------     ------     ------      ------      ------     ------
Total from investment operations                    1.00       (8.40)      4.32       4.28        5.05       (6.60)      5.40
                                                  ------      ------     ------     ------      ------      ------     ------
LESS DISTRIBUTIONS:
  From net investment income                          --          --         --         --          --          --         --
  From net realized gain                              --       (0.25)     (0.15)        --          --       (0.06)        --
                                                  ------      ------     ------     ------      ------      ------     ------
Total distributions                                   --       (0.25)     (0.15)        --          --       (0.06)        --
                                                  ------      ------     ------     ------      ------      ------     ------

Paid in capital from redemption fees (Note 2)         --        0.02         --         --          --       (0.03)        --
                                                  ------      ------     ------     ------      ------      ------     ------

Net asset value, end of period                    $25.82      $24.82     $33.45     $29.28      $28.82      $23.77     $30.40
                                                  ======      ======     ======     ======      ======      ======     ======

Total return                                        4.03%+    (25.17)%    14.80%     17.12%**+   21.25%+    (21.66)%    21.60%+

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)            $ 13.3      $ 13.6     $ 18.3     $  8.1      $ 12.1      $  9.8     $  8.6

Portfolio turnover rate                            17.34%      81.84%     38.34%     47.81%      12.53%      95.97%     22.48%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed          1.77%+      1.53%      2.15%      6.19%+      1.95%+      1.96%      5.64%+
  After fees waived and expenses absorbed           1.75%+      1.75%      1.73%      1.60%+      1.85%+      1.85%      1.83%+

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed         (0.83)%+    (0.46)%    (1.09)%    (4.88)%+    (1.56)%+    (1.77)%    (5.11)%+
  After fees waived and expenses absorbed          (0.81)%+    (0.68)%    (0.67)%    (0.29)%+    (1.46)%+    (1.66)%    (1.30)%+

                                                                 ATLAS
                                                               PORTFOLIO
                                                 ----------------------------------------
                                                  4/1/01     Year       Year      6/29/98*
                                                  through    Ended      Ended     through
                                                 6/30/01#^  3/31/01    3/31/00    3/31/99
                                                 ---------  -------    -------    -------
Net asset value, beginning of period              $26.06     $37.83     $30.52     $25.00
                                                  ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                      0.18       0.22      (0.11)        --
  Net realized and unrealized gain (loss) on
   investments                                      0.33     (11.89)      8.76       5.52
                                                  ------     ------     ------     ------
Total from investment operations                    0.51     (11.67)      8.65       5.52
                                                  ------     ------     ------     ------
LESS DISTRIBUTIONS:
  From net investment income                          --      (0.10)     (0.08)        --
  From net realized gain                              --         --      (1.26)        --
                                                  ------     ------     ------     ------
Total distributions                                   --      (0.10)     (1.34)        --
                                                  ------     ------     ------     ------

Paid in capital from redemption fees (Note 2)         --         --         --         --
                                                  ------     ------     ------     ------

Net asset value, end of period                    $26.57     $26.06     $37.83     $30.52
                                                  ======     ======     ======     ======

Total return                                        1.96%+   (30.89)%    28.53%      2.08%***+

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions)            $ 60.8     $ 60.8     $ 62.8     $ 10.1

Portfolio turnover rate                            10.16%     71.99%     35.97%     22.90%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed          1.38%+     1.32%      1.73%      7.79%+
  After fees waived and expenses absorbed           1.38%+     1.37%      1.91%      1.61%+

RATIO OF NET INVESTMENT INCOME
  (LOSS) TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed          2.69%+     0.69%     (0.63)%    (6.26)%+
  After fees waived and expenses absorbed           2.69%+     0.74%     (0.81)%    (0.08)%+

----------
*    Commencement of operations
**   Commencement of investment operations - October 23, 1998
***  Commencement of investment operations - October 2, 1998
+    Annualized
#    Unaudited
^    In 2001, the Portfolio changed its fiscal year-end from 3/31 to 12/31 (Note
     1).
^^   These amounts have been restated.
+    Not annualized

                            ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

    LARGE GROWTH           LARGE VALUE          MID/SMALL GROWTH        MID/SMALL VALUE        INTERMEDIATE FIXED
      PORTFOLIO             PORTFOLIO              PORTFOLIO               PORTFOLIO            INCOME PORTFOLIO
--------------------   --------------------   --------------------    --------------------   ----------------------
Six Months    Year     Six Months    Year     Six Months   Year       Six Months   Year     Six Months     Year
  Ended       Ended      Ended       Ended      Ended      Ended        Ended      Ended      Ended        Ended
06/30/01#   12/31/00   06/30/01#   12/31/00   06/30/01#   12/31/00    06/30/01#   12/31/00   06/30/01#   12/31/00^^
---------   --------   ---------   --------   ---------   --------    ---------   --------   ---------   ----------
  $20.53     $25.00     $25.99      $25.00     $29.58      $25.00      $29.86      $25.00      $25.77      $25.00
  ------     ------     ------      ------     ------      ------      ------      ------      ------      ------



   (0.03)     (0.03)      0.05        0.06      (0.08)      (0.09)       0.04        0.07        0.69        1.06

   (1.97)     (4.44)     (0.35)       0.99      (0.87)       4.67        1.77        4.95        0.75        0.73
  ------     ------     ------      ------     ------      ------      ------      ------      ------      ------
   (2.00)     (4.47)     (0.30)       1.05      (0.95)       4.58        1.81        5.02        1.44        1.79
  ------     ------     ------      ------     ------      ------      ------      ------      ------      ------



      --         --         --       (0.06)        --          --          --       (0.07)      (0.79)         --
      --         --         --          --         --          --          --       (0.09)         --       (1.02)
  ------     ------     ------      ------     ------      ------      ------      ------      ------      ------
      --         --         --       (0.06)        --          --          --       (0.16)      (0.79)      (1.02)
  ------     ------     ------      ------     ------      ------      ------      ------      ------      ------

      --         --         --          --         --          --          --          --          --          --
  ------     ------     ------      ------     ------      ------      ------      ------      ------      ------

  $18.53     $20.53     $25.69      $25.99     $28.63      $29.58      $31.67      $29.86      $26.42      $25.77
  ======     ======     ======      ======     ======      ======      ======      ======      ======      ======

   (9.74)%+  (17.88)%    (1.15)%+     4.21%     (3.21)%+    18.32%       6.06%+     20.13%       5.62%+      7.32%

  $  7.2     $  3.3     $  6.4      $  2.6     $  5.2      $  2.1      $  4.6      $  1.8      $  7.8      $  2.6

   20.40%     10.43%     30.95%      10.36%     28.01%      93.32%      38.97%      58.74%       7.52%      40.95%



    2.09%+     6.95%      2.32%+      7.87%      2.81%+      9.80%      3.13%+      10.80%       2.14%+     11.24%
    1.25%+     1.25%      1.25%+      1.25%      1.35%+      1.35%      1.35%+       1.35%       0.00%+      0.00%


   (1.24)%+   (6.18)%    (0.50)%+    (6.03)%    (2.33)%+    (9.36)%    (1.42)%+     (8.82)%      4.50%+     (2.19)%
   (0.40)%+   (0.48)%     0.57%+      0.59%     (0.87)%+    (0.91)%     0.36%+       0.63%       6.64%+      9.05%

See accompanying Notes to Financial Statements.

                            ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS AT JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION

     The Rochdale Magna Portfolio, Rochdale Alpha Portfolio, Rochdale Altas Portfolio, Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, and Rochdale Intermediate Fixed Income Portfolio (the "Portfolios") are diversified series of shares of beneficial interest of Rochdale Investment Trust (the
"Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The investment objective is to achieve long-term capital appreciation in the Magna, Alpha, and Atlas Portfolios, and to achieve long-term growth of capital in the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios, and to seek current income in the Intermediate Fixed Income Portfolio. Rochdale Investment Management (the "Advisor") is the Advisor to the funds.

     The Rochdale Magna and Rochdale Atlas Portfolios were established in June 1998. Initial outside investors purchased shares of the Portfolios on June 29, 1998. However, investments operations did not commence until October 23, 1998, and October 2, 1998, for the Rochdale Magna Portfolio and the Rochdale Atlas Portfolio, respectively. The Rochdale Alpha Portfolio commenced operations on June 1, 1999, and the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. During 2001, the Board of Trustees of the Portfolios approved changing the Magna, Alpha, and Atlas Portfolios' fiscal year-end from March 31st to December 31st. Accordingly, the activity of the Portfolios are presented for the period from April 1, 2001, to June 30, 2001.

     The Rochdale Magna Portfolio is a large-cap domestic equity fund. It seeks to achieve its objective by investing primarily in securities of large cap companies that the Advisor has identified through fundamental criteria as the leading growth and leading value companies relative to growth and value industry peers.

     The Rochdale Alpha Portfolio is a small- to mid-cap domestic equity fund. It seeks to achieve its objective by investing primarily in equity securities of small and medium-size U.S. companies that the Advisor has identified as expecting to grow earnings at a rate above that of larger, more established companies.

     The Rochdale Atlas Portfolio is a foreign equity fund. It seeks to achieve its objective by investing primarily in equity securities of select foreign developed and emerging countries that the Advisor has identified as attractive relative to other countries based on fundamental valuation, financial, and economic attributes.

     The Rochdale Large Growth Portfolio is a large-cap domestic equity fund. It seeks to achieve its objective by investing primarily in growth-style equity securities of larger U.S. companies classified within growth industries within the S&P 500.

     The Rochdale Large Value Portfolio is a large-cap domestic equity fund. It seeks to achieve its objective by investing primarily in value-style equity securities of larger U.S. companies classified within value industries within the S&P 500.

     The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund. It seeks to achieve its objective by investing primarily in growth-style equity securities of U.S. companies classified within growth industries within the S&P 400 and 600 indices.

     The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund. It seeks to achieve its objective by investing primarily in value-style equity securities of U.S. companies classified within value industries within the S&P 400 and 600 indices.

     The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund. It seeks to achieve its objective by investing primarily in debt instruments with the intention of holding them to maturity.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. In valuing the Portfolios' assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or NASDAQ are valued at the last sale price on the business day as of which such values is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security's fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

     B. SHARE VALUATION. Each Portfolio's share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio's net asset value per share. The Magna Portfolio, the Alpha Portfolio, and the Atlas Portfolio charge a 2% redemption fee on shares redeemed or exchanged within 18 months of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio's daily net asset value ("NAV") calculations.

     C. FEDERAL INCOME TAXES. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. At December 31, 2000, the Large Value Portfolio had a capital loss carry over available to offset future capital gains, if any, of approximately $3,000, which expire in 2008.

     D. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

     E. FOREIGN CURRENCY. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

     F. FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

                            ROCHDALE INVESTMENT TRUST

--------------------------------------------------------------------------------

     G. DISTRIBUTIONS TO SHAREHOLDERS. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, equalization and post-October capital and currency losses.

     H. OPTION WRITING. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     I. LOANS OF PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios' custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

               At June 30, 2001, each Portfolio loaned equity securities having a fair value and received equity securities collateral for the loan as follows:

           Portfolio                                     Fair Value   Collateral
           ---------                                     ----------   ----------
           Rochdale Magna Portfolio                      $  267,102   $  273,600
           Rochdale Alpha Portfolio                      $  970,374   $1,022,550
           Rochdale Atlas Portfolio                      $4,369,897   $4,592,430
           Rochdale Large Growth Portfolio               $  333,490   $  343,922
           Rochdale Large Value Portfolio                $  424,473   $  440,475
           Rochdale Mid/Small Growth Portfolio           $  254,174   $  262,893
           Rochdale Mid/Small Value Portfolio            $   81,160   $   86,500
           Rochdale Intermediate Fixed Income Portfolio  $       --   $       --

     J. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     K. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Portfolio accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES.

--------------------------------------------------------------------------------

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% from Magna, Alpha, and Alpha Portfolios, and 0.50% from the Large Growth, Large Value, Mid/Small Growth, and Mid/Small Value Portfolios, and 0.40% from the Intermediate Fixed Income Portfolio, based upon the average daily net assets of each Portfolio.

     The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio's aggregate annual operating expenses to a maximum of 1.75%, 1.85%, 1.95%, 1.25%, 1.25%, 1.35%, 1.35%, and 0.90% of average net assets for the Rochdale Magna, Alpha, Altas, Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios, respectively. During the six month ended June 30, 2001, the Advisor voluntarily agreed to further limit Intermediate Fixed Income Portfolio's expense ratio to 0.00%. Any such reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios' obligation may be subject to reimbursement by the Portfolios within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations. For the period ended June 30, 2001, the Advisor has reimbursed the Portfolios for expenses in excess of the limit in the amounts of $500 for the Magna Portfolio, $2,787 for the Alpha Portfolio, $20,501 for the Large Growth, $22,761 for the Large Value Portfolio, $24,372 for the Mid/Small Growth, $26,092 for the Mid/Small Value, and $47,595 for the Intermediate Fixed Income Portfolio.

     The Portfolios have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio's average net assets to Rochdale as distributor. Rochdale elected to waive its fees for the period ended June 30, 2001.

     Investment Company Administration, LLC (the "Administrator") acts as the Trust's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the trustees; monitors the activities of the Portfolios' custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio's expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at a rate of 0.10% annually of average net assets, with a minimum annual fee of $25,000.

     Rochdale Investment Management, the Advisor, also acts as the Portfolios' principal underwriter in a continuous public offering of the Portfolios' shares.

     During the period ended June 30, 2001, Rochdale Securities Corporation received $27,358 in brokerage fee commissions with respect to the Portfolios' portfolio transactions, which constituted 76% of the Portfolios' brokerage commissions during the year.

     Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Administrator.

--------------------------------------------------------------------------------

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the period ended June 30, 2001, are as follows:

     PORTFOLIO                                        Purchases        Sales
     ---------                                        ---------        -----
     Rochdale Magna Portfolio                         $2,332,170     $3,270,535
     Rochdale Alpha Portfolio                         $1,541,057     $1,395,186
     Rochdale Atlas Portfolio                         $5,803,961     $6,649,968
     Rochdale Large Growth Portfolio                  $5,382,500     $  995,456
     Rochdale Large Value Portfolio                   $5,242,261     $1,320,204
     Rochdale Mid/Small Growth Portfolio              $3,899,245     $  945,029
     Rochdale Mid/Small Value Portfolio               $3,565,230     $1,135,622
     Rochdale Intermediate Fixed Income Portfolio     $5,511,673     $  330,509

                                     ADVISOR

                       Rochdale Investment Management Inc.
                              570 Lexington Avenue
                          New York, New York 10022-6837
                                 (212) 702-3500

                                        *

                                   DISTRIBUTOR

                       Rochdale Investment Management Inc.
                              570 Lexington Avenue
                          New York, New York 10022-6837
                                 (212) 702-3500

                                        *

                                    CUSTODIAN

                            Union Bank of California
                         475 Sansome Street - 15th Floor
                         San Francisco, California 94111

                                        *

                                 TRANSFER AGENT

                            ICA Fund Services, L.L.C.
                       4455 E. Camelback Road, Suite 261E
                             Phoenix, Arizona 85018
                                 (800) 576-8229

                                        *

                                    AUDITORS

                              Tait, Weller & Baker
                            8 Penn Center, Suite 800
                        Philadelphia, Pennsylvania 19103

                                        *

                                  LEGAL COUNSEL

                               Laura Corsell, Esq.
                                 7307 Elbow Lane
                        Philadelphia, Pennsylvania 19119


This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

LOGO


                    ROCHDALE INVESTMENT TRUST
                    570 Lexington Avenue
                    New York, NY 10022-6837
                    800-245-9888
                    www.rochdale.com

                    You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provides detailed information about the Portfolios.

                    You can review and copy information about the Portfolios, including the Portfolios' Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 (1-202-942-8090). You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission's Internet Web site at http://www.sec.gov.

                    (Rochdale Investment Trust's SEC
                    Investment Company Act File number
                    is 811-08685)